UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. ___)

☒ Filed by the Registrant                          ☐ Filed by a party other than the Registrant

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
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Aprea Therapeutics, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
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☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

3805 Old Easton Road

Doylestown, PA 18902

2025 ANNUAL MEETING OF STOCKHOLDERS

To be Held on June 5, 2025

April 22, 2025

Dear Stockholder:

I am pleased to invite you to attend Aprea Therapeutics, Inc.’s 2025 Annual Meeting of Stockholders, or Annual Meeting, which will be held on Thursday, June 5, 2025, at 9:00 a.m., Eastern Time. This year’s Annual Meeting will be held virtually via live webcast on the Internet. Stockholders will be able to attend the meeting, vote and submit questions via the Internet at www.virtualshareholdermeeting.com/APRE2025 by using the 16-digit control number included in your proxy materials.

Details regarding admission to the meeting and the business to be conducted are more fully described in the accompanying Notice of the 2025 Annual Meeting of Stockholders and Proxy Statement. Other than the proposals described in the Proxy Statement, the Board of Directors is not aware of any other matters to be presented for a vote at the Annual Meeting. We are pleased to take advantage of Securities and Exchange Commission rules that allow companies to furnish their proxy materials over the Internet.

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Annual Meeting, we encourage you to review the proxy materials and submit your vote via the Internet, telephone or mail as soon as possible.

On behalf of the Board of Directors, I would like to express our appreciation for your ongoing support of Aprea Therapeutics.

Sincerely,

Oren Gilad, Ph.D.
Chief Executive Officer

NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS

Dear Stockholders:

You are invited to attend Aprea Therapeutics, Inc.’s 2025 Annual Meeting of Stockholders (the “Annual Meeting”). The Annual Meeting will be held as a virtual meeting via live webcast on the Internet. At the Annual Meeting, stockholders will be asked to vote:

●	to elect the three director nominees who are named in the attached Proxy Statement to serve as Class III directors;
●	to ratify the selection of EisnerAmper LLP as our independent registered public accounting firm for the 2025 fiscal year;
●	to approve, by non-binding advisory vote, the compensation of our named executive officers;
●	to approve, by non-binding advisory vote, the frequency of future votes on the compensation of our named executive officers; and
●	to transact any such other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

MEETING INFORMATION:

Date:	June 5, 2025

Time:	9:00 a.m. Eastern Time

Virtual Location:	www.virtualshareholdermeeting.com/APRE2025

Record Date:	You can participate in the virtual annual meeting and vote if you were a stockholder of record on April 10, 2025.

Your vote matters. Whether or not you plan to attend the virtual Annual Meeting, please ensure that your shares are represented by voting promptly. Specific instructions on how to vote via the Internet, telephone or mail or virtually at the Annual Meeting are described in the accompanying Proxy Statement.

By Order of the Board of Directors,

John P. Hamill Corporate Secretary April 22, 2025

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE VIRTUAL ANNUAL MEETING TO BE HELD ON JUNE 5, 2025. This Notice of the Annual Meeting, the accompanying Proxy Statement and our 2024 Annual Report on Form 10-K are available by visiting http://www.proxyvote.com using the 16-digit control number included in your proxy materials.

Aprea Therapeutics, Inc.

3805 OLD EASTON ROAD

DOYLESTOWN, PA 18902

PROXY STATEMENT

FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD VIRTUALLY ON JUNE 5, 2025

INTRODUCTION

This Proxy Statement, the proxy card and the Notice of Annual Meeting are being provided in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or the “Board”) of Aprea Therapeutics, Inc., a Delaware corporation (“Aprea,” the “Company,” “we,” “us” or “our”), for use at the Company’s 2025 Annual Meeting of Stockholders (the “Annual Meeting”) to be held via live webcast at www.virtualshareholdermeeting.com/APRE2025 on June 5, 2025 at 9:00 a.m., Eastern time as a virtual meeting, and any adjournments or postponements thereof.

In accordance with the Securities and Exchange Commission rules allowing companies to furnish proxy materials to their stockholders over the Internet, we have sent stockholders of record at the close of business on April 10, 2025 a Notice of Internet Availability of Proxy Materials. The notice contains instructions on how to access our Proxy statement and Annual Report and vote online. If you would like to receive a printed copy of our proxy materials from us instead of downloading a printable version from the Internet, please follow the instructions for requesting such materials included in the notice, as well as in the attached Proxy statement. For additional details regarding the Annual Meeting and voting generally, please refer to the section of this Proxy Statement entitled “General Information About the Annual Meeting.”

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PROXY SUMMARY

To assist you in reviewing the proposals to be considered at the Annual Meeting, we call your attention to the following proxy summary. This is only a summary; please review this Proxy Statement and our 2024 Annual Report on Form 10-K in full.

Summary of Stockholder Voting Matters

Proposal	For More Information	Board of Directors Recommendation
Item 1: Election of Three Class III Directors for Three-Year Terms Expiring at the 2028 Annual Meeting of Stockholders Class III:	Page 32	✓ FOR Each Nominee
Jean-Pierre Bizzari, M.D. Oren Gilad, Ph.D. John B. Henneman III
Item 2: Ratification of Appointment of EisnerAmper LLP as our Independent Registered Public Accounting Firm for Fiscal Year 2025	Page 32	✓ FOR
Item 3: Advisory Vote on the Compensation of our Named Executive Officers	Page 32	✓ FOR
Item 4: Advisory Vote on the Frequency of Future Advisory “Say On Pay” Votes	Page 32	✓ FOR

Our Director Nominees

You are being asked to vote on the election of Jean-Pierre Bizzari, M.D., Oren Gilad, Ph.D. and John B. Henneman III as Class III directors, each to serve for a three-year term expiring at our 2028 Annual Meeting of Stockholders. Each director will hold office until his or her successor is elected and qualified or until the director’s earlier death, resignation, or removal.

Directors are elected by a plurality of the votes cast by our stockholders at the Annual Meeting. The three nominees receiving the most FOR votes (among votes properly cast in person or by proxy) will be elected. If no contrary indication is made, shares represented by executed proxies will be voted FOR the election of Dr. Bizzari, Dr. Gilad and Mr. Henneman. Each nominee has agreed to serve as a director if elected, and we have no reason to believe that any nominee will be unable to serve.

Name	Age	Director Since	Occupation	Independent	AC	CC	NCGC	R&D	Other Current Public Company Boards
Jean-Pierre Bizzari, M.D.	70	2023	None.	Yes	—	—	—	M	ADC Therapeutics SA
Oren Gilad, Ph.D.	56	2022	President and CEO of the Company	No	—	—	—	—	None
John B. Henneman III	63	2019	None.	Yes	C	—	M	—	Orthofix Medical, Inc. and Anika Therapeutics, Inc.

AC = Audit Committee	CC = Compensation Committee	C = Chair
NCGC = Nominating and Corporate Governance Committee R&D = Research and Development Committee		M = Member

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Corporate Governance Summary Facts

The following table summarizes our current Board structure and key elements of our corporate governance framework:

Governance Item
Size of Board	9
Number of Independent Directors	8 out of 9 (88%)
Chairman of the Board	Richard Peters, M.D., Ph.D.
Separate Chairman and CEO	Yes
All Non-Employee Directors and Board Committee Members are Independent	Yes
Board Self-Evaluation	Periodic
Review of Independence of Board and Committees	Annual
Independent Directors Regularly Meet Without Management Present	Yes
Voting Standard for Election of Directors in Uncontested Elections	Plurality
Directors Have Access to All Levels of Management and are Provided with Opportunities to Meet with Members of Management on a Regular Basis	Yes
Corporate Governance Guidelines	Yes

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GENERAL INFORMATION ABOUT THE ANNUAL MEETING

Q:          Who can vote at the Annual Meeting?

A:          Only stockholders of record of our common stock at the close of business on April 10, 2025 (the “Record Date”), are entitled to receive notice of the Annual Meeting and to vote their shares of our common stock that they held on that date at the Annual Meeting. As of that date, 5,525,172 shares of our common stock were outstanding. Each share of common stock is entitled to one vote on each matter properly brought before the Annual Meeting.

Q:          What am I being asked to vote on?

A:          You are being asked to vote on two proposals:

●	Proposal 1: to elect three Class III directors for three-year terms expiring at the 2028 Annual Meeting of Stockholders.
●	Proposal 2: to ratify the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.
●	Proposal 3: to approve, by non-binding advisory vote, the compensation of our named executive officers.
●	Proposal 4: to approve, by non-binding advisory vote, the frequency of future votes on the compensation of our named executive officers.

In addition, you are entitled to vote on any other matters that are properly brought before the Annual Meeting.

Q:          How do I vote?

A:          Stockholder of Record – Shares Registered in Your Name

If you are a stockholder of record, you may vote in any of the following manners:

Mailing your signed proxy card or voter instruction card.	Using the Internet at www.proxyvote.com (have your proxy card or Internet Notice when you visit the website)	Calling toll-free at 1-800-690-6903 (have your proxy card or Internet Notice when you call).

Whether or not you plan to attend the Annual Meeting, we urge you to vote promptly by mail, Internet, or telephone to ensure your vote is counted. The Internet and telephone voting facilities for eligible stockholders of record will close at 11:59 p.m. Eastern Time on June 4, 2025. Proxy cards submitted by mail must be received by the close of business on June 4, 2025 to be counted.

Beneficial Owner - Shares Registered in the Name of Broker, Bank of Other Nominee (“Street Name”)

If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of those shares held in Street Name. The Internet Notice has been forwarded to you by your broker, bank or other holder of record who is considered the stockholder of record of those shares. As the beneficial owner, you must follow the voting instructions provided by your broker, bank, or other holder in

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order to instruct your broker, bank, or other holder of record on how to vote your shares by using the proxy card included in the materials made available.

Voting During the Annual Meeting

Both stockholders of record and beneficial owners will be able to vote during the Annual Meeting by logging into www.virtualshareholdermeeting.com/APRE2025 using the 16-digit control number included in your proxy materials. If you cast your vote prior to the Annual Meeting, there is no need to vote again at the Annual Meeting. Any vote cast during the Annual Meeting will revoke a previously submitted proxy. Even if you plan to attend the virtual Annual Meeting, we encourage you to vote in advance by mail, Internet or telephone so that your vote will be counted even if you later decide not to attend the Annual Meeting.

Q:          How does the Board of Directors recommend I vote on the Proposals?

A:          Our Board of Directors recommends that you vote:

●	FOR the election of each of the director nominees named in this Proxy Statement (Proposal 1).
●	FOR the ratification of the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025 (Proposal 2).
●	FOR the non-binding advisory vote on the compensation of our named executive officers (Proposal 3).
●	FOR the non-binding advisory vote on the frequency of future votes on the compensation of our named executive officers (Proposal 4).

Q:          How will my shares be voted? Can I change my vote?

A:          In each case, your shares will be voted as you instruct. If you return a signed card, but do not provide voting instructions, your shares will be voted FOR each of the proposals. You may revoke or change your vote any time before the proxy is exercised. To do so, you must do one of the following:

●	Vote over the Internet or by telephone as instructed above. Only your latest Internet or telephone vote is counted.
●	Sign a new proxy card and submit it by mail, which must be received no later than the close of business on June 4, 2025. Only your latest dated proxy card will be counted.
●	Attend the virtual Annual Meeting and vote during the meeting. Attending the virtual Annual Meeting will not by itself revoke a previously granted proxy.
●	Give our Corporate Secretary written notice no later than the close of business on June 4, 2025 that you want to revoke your proxy.

If your shares are held in Street Name, you should follow the instructions provided by your broker, bank, or other holder of record to revoke previously submitted voting instructions.

Q:          What is the deadline for voting?

A:          The deadline for voting by telephone or Internet prior to the Annual Meeting is 11:59 p.m. Eastern Time on June 4, 2025. You may also vote during the virtual Annual Meeting.

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Q:          What are “broker non-votes” and how many votes are needed to approve each proposal?

A:          As the beneficial owner of shares held in Street Name, you may direct your broker, bank, or other holder of record on how to vote your shares by using the proxy card included in the materials made available or by following their instructions for voting. A broker non-vote occurs when a broker or other nominee that holds shares for another does not vote on a particular item because the nominee does not have discretionary voting authority for that item and has not received instructions from the beneficial owner of the shares.

If you are a beneficial owner of shares held in Street Name and do not provide the organization that holds your shares with specific voting instructions then, under applicable rules, the organization that holds your shares may generally vote on “routine” matters (Proposal 2 in this Proxy Statement) but cannot vote on “non-routine” matters (Proposal 1 in this Proxy Statement).

The following table summarizes the vote required for and how broker non-votes and abstentions are treated with respect to our proposals:

Proposal	Votes Required	Treatment of Abstentions and Broker Non-Votes	Broker Discretionary Voting

Election of Three Class III Directors for Three-Year Terms Expiring at the 2028 Annual Meeting of Stockholders	Plurality of the votes cast	Abstentions and broker non-votes will not be taken into account in determining the outcome of the proposal	No

Ratification of Appointment of EisnerAmper LLP as our Independent Registered Public Accounting Firm for fiscal year 2025	Majority of the shares of common stock present and entitled to vote	Abstentions will count as a vote “against” and broker non-votes will not be taken into account in determining the outcome of the proposal	Yes

Non-binding advisory vote on the compensation of our named executive officers	Majority of the shares of common stock present and entitled to vote	Abstentions will count as a vote “against” and broker non-votes will not be taken into account in determining the outcome of the proposal	No

Non-binding advisory vote on the frequency of future votes on the compensation of our named executive officers	Majority of the shares of common stock present and entitled to vote	Abstentions will count as a vote “against” and broker non-votes will not be taken into account in determining the outcome of the proposal	No

Q:          What is the quorum requirement?

A:          We must have a quorum to conduct business at the Annual Meeting. A quorum consists of the presence at the meeting, either virtually in person or represented by proxy, of the holders of a majority of the outstanding shares of our common stock entitled to vote. Shares present virtually during the Annual Meeting will be considered shares of common stock represented in person at the meeting. For the purpose of establishing a quorum, abstentions and broker non-votes are counted as shares represented toward the quorum. If there is no quorum, the holders of a majority of shares present at the meeting in person or represented by proxy or the chairman of the meeting may adjourn the meeting to another date.

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Q:          Why are you holding a virtual Annual Meeting?

A:          To provide access to the Annual Meeting for our stockholders regardless of geographic location, the Annual Meeting will be held in a virtual meeting format only. We have designed our virtual format to ensure that our stockholders who attend the Annual Meeting will be afforded similar rights and opportunities to participate as they would at an in-person meeting. The live webcast of the Annual Meeting can be accessed by stockholders on the day of the meeting at www.virtualshareholdermeeting.com/APRE2025 and a recording will be available for one year following the Annual Meeting on the same website.

Q:          How do I attend, vote shares and ask questions at the virtual Annual Meeting?

A:          To attend and participate in the virtual Annual Meeting, stockholders will need to access the live webcast of the meeting. To do so, please visit www.virtualshareholdermeeting.com/APRE2025 and use the 16-digit control number included on your proxy materials to log onto the website. Instructions on how to connect to the Annual Meeting and participate via the Internet are posted at www.virtualshareholdermeeting.com/APRE2025. If you do not have your 16-digit control number, you will be able to access and listen to the Annual Meeting as a guest, but you will not be able to vote your shares or submit questions during the Annual Meeting.

The Annual Meeting will begin promptly at 9:00 a.m. Eastern Time. We encourage stockholders to login to the website and access the webcast before the Annual Meeting’s start time. Online check-in will begin, and stockholders may begin submitting written questions, at 8:45 a.m. Eastern Time, and you should allow ample time for check-in procedures.

You will be permitted to submit your questions during the meeting to be addressed by management during a question-and-answer session as time allows. Such questions must be confined to matters properly before the Annual Meeting and of general company concern. Additional information regarding questions submitted during the meeting will be available in the rules of conduct for the meeting available at www.virtualshareholdermeeting.com/APRE2025.

Q:          How can I get help if I have trouble checking in or listening to the meeting online?

A:          We will have technicians ready to assist you with any technical difficulties you have accessing the virtual Annual Meeting or submitting questions. If you encounter any difficulties accessing the virtual Annual Meeting during check-in or during the meeting, please call the technical support number that will be posted on the virtual shareholder meeting login page.

Q:          Who will bear the cost of soliciting votes for the Annual Meeting?

A:          The Company will bear all expenses of this solicitation, including the cost of preparing and providing these proxy materials. We may reimburse brokerage firms, custodians, nominees, fiduciaries, and other persons representing beneficial owners of common stock for their reasonable expenses in forwarding solicitation material to such beneficial owners. Our directors, officers, and employees may also solicit proxies in person or by other means of communication. We will not additionally compensate those directors, officers and employees but we may reimburse them for reasonable out-of-pocket expenses in connection with such solicitation.

Q:          How can I know the voting results?

A:          We plan to announce preliminary voting results at the Annual Meeting and will publish final results in a Current Report on Form 8-K to be filed with the SEC within four business days following the Annual Meeting.

Q:          Are stockholders entitled to any appraisal or similar rights of dissenters?

A:          Our stockholders are not entitled to dissent and obtain appraisal of, or payment for, such stockholders’ capital stock, under the General Corporation Law of the State of Delaware, our Certificate of Incorporation, as amended, or Amended and Restated Bylaws (our “Bylaws”), with respect to any of the proposals to be considered at the Annual Meeting.

Our Board of Directors is soliciting your vote on matters that will be presented at the Annual Meeting and at any adjournment or postponement thereof. This Proxy Statement contains information on these matters to assist you in voting your shares.

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BOARD OF DIRECTORS

Our Board of Directors has nominated Jean-Pierre Bizzari, M.D., Oren Gilad, Ph.D. and John B. Henneman III as Class III directors, each to serve for a three-year term expiring at our 2028 Annual Meeting of Stockholders.

CLASSIFIED BOARD OF DIRECTORS

Our Board of Directors is the Company’s ultimate decision-making body, except with respect to those matters reserved for the stockholders. Our Board selects the members of our senior management team, who in turn are responsible for the day-to-day operations of the Company. Our Board acts as an advisor and counselor to senior management and oversees its performance.

Our Board consists of directors divided into three classes, with each class holding office for a three-year term. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as practicable, each class will consist of one-third of the directors. The division of our board of directors into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our Company.

The composition of our Board is as follows:

Class I

Marc Duey

Richard Peters, M.D., Ph.D.

Bernd R. Seizinger, M.D., Ph.D.

Class II

Michael Grissinger

Gabriela Gruia, M.D.

Rifat Pamukcu, M.D.

Class III

Jean-Pierre Bizzari, M.D.

Oren Gilad, Ph.D.

John B. Henneman III

Each of the current Class III directors have been nominated by our Board of Directors for election at the Annual Meeting for three-year terms that will expire at the 2028 Annual Meeting of Stockholders. Each director will hold office until his or her successor is elected and qualified or until the director’s earlier death, resignation, or removal.

BOARD STRUCTURE AND COMPOSITION

The Nominating and Corporate Governance Committee of our Board is responsible for recommending the composition and structure of our Board and for developing criteria for Board membership. This Committee regularly reviews director competencies, qualities, and experiences, with the goal of ensuring that our Board is comprised of an effective team of directors who function collegially and who are able to apply their experience toward meaningful contributions to our business strategy and oversight of our performance, risk management, organizational development, and succession planning.

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Our Bylaws provide that the number of members of our Board of Directors shall be fixed by the Board from time to time. Our Board is currently fixed at nine members. Our Board is divided into three classes with staggered three-year terms. The Nominating and Corporate Governance Committee is responsible for identifying individuals that the committee believes are qualified to become Board members.

CRITERIA FOR BOARD MEMBERSHIP

The Nominating and Corporate Governance Committee has identified certain criteria that it will consider in identifying director nominees. Important general criteria and considerations for Board membership include:

General Criteria

• ability to contribute to the Board’s range of talent, skill, and experience to provide sound and prudent guidance with respect to the Company’s strategy and operations, including, but not limited to:

o experience at senior levels in public companies,

o technology and financial expertise, and

o

 experience in leadership roles in life sciences and healthcare fields, including experience in the areas of development and commercialization of drug products, particularly in the therapeutic areas served by our product candidates, and pharmaceutical manufacturing and quality control, including oversight and expansion of contract manufacturing and development operations;

• personal integrity and ethical character, commitment and independence of thought and judgment;

• capability to fairly and equally represent our stockholders;

•

confidence and willingness to express ideas and engage in constructive discussion with other Board members and management, to actively participate in the Board’s decision-making process and make difficult decisions in the best interest of the Company;

• willingness and ability to devote sufficient time, energy, and attention to the affairs of the Company and the Board; and

• lack of actual and potential conflicts of interest.

The Nominating and Corporate Governance Committee also considers, on an ongoing basis, the background, experience, and skills of the incumbent directors that are important to our current and future business needs, including, among others, the combined mix of experience in the following areas:

Director Skills Criteria
Business Leadership & Operations	International Business

Medicine & Science	Risk Management

Life Sciences, Healthcare & Public Health	Government, Regulatory & Public Policy

Pharmaceutical Product Reimbursement	Pharmaceutical Manufacturing & Supply

Pharmaceutical Marketing & Sales	Technology

Financing & Accounting

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SELECTION OF CANDIDATES

Director Skill Set Considerations

In recruiting and selecting Board candidates, the Nominating and Corporate Governance Committee considers the size of the Board and the criteria listed under the “Director Skills Criteria” table above. These skills criteria help the committee determine whether a particular Board member or candidate possesses one or more of the skill sets, as well as whether those skills and/or other attributes qualify him or her for service on a particular committee. The Nominating and Corporate Governance Committee also considers a wide range of additional factors, including each director’s and candidate’s projected retirement date, to assist in Board succession planning; other positions the director or candidate holds, including other boards of directors on which he or she serves; and the independence of each director and candidate, to ensure that a substantial majority of the Board is independent. The Nominating and Corporate Governance Committee considers each candidate’s gender, race/ethnicity and other individual qualities and attributes discussed above as they may contribute to the overall composition of the Board.

BOARD REFRESHMENT

On an ongoing basis, the Nominating and Corporate Governance Committee considers potential director candidates identified on its own initiative as well as candidates referred or recommended to it by other directors, members of management, search firms, stockholders, and others (including individuals seeking to join the Board).

Stockholders who wish to recommend candidates may contact the Nominating and Corporate Governance Committee in the manner described under the section titled “Stockholder Engagement - Communicate.” Stockholder nominations must be made according to the procedures required under our Bylaws and described in this Proxy Statement under the heading “Requirements for Submission of Stockholder Proposals or Nominations for Next Year’s Annual Meeting.” Stockholder-recommended candidates and stockholder nominees whose nominations comply with these procedures and who meet the criteria referred to above will be evaluated by the Nominating and Corporate Governance Committee in the same manner as the Nominating and Corporate Governance Committee’s nominees.

DIRECTOR NOMINEES

CLASS III DIRECTORS — STANDING FOR ELECTION AT THE ANNUAL MEETING TO SERVE A TERM TO EXPIRE AT THE 2028 ANNUAL MEETING OF STOCKHOLDERS

Jean-Pierre Bizzari, M.D.
Age: 70	Committee Memberships: R&D
Director Since: 2023	Other Public Directorships: ADC Therapeutics SA

Jean-Pierre Bizzari, M.D. has served as a member of our Board since August 23, 2023 Dr. Jean-Pierre Bizzari with a remarkable and distinguished career in oncology. He has been responsible for numerous global approvals of several billion-dollar therapies, including: Fotomustine, Taxotere, Revlimid, Abraxane, Vidaza, PTCL, Eloxatin, CPT-11, Gliadel, Rasburicase, and Pomalidomide to name a few. He has been involved in acquisition and licensing agreements with several major pharmaceutical companies. Dr. Bizzari is a member and leader on many scientific committees and is currently a member of the Scientific Advisory Board for the National Cancer Institute in France; a Board member of the European Organization of Research and Treatment of Cancer (EORTC) and Chairman of the EORTC New Drug Advisory Committee. He currently is on the Boards of ADC Therapeutics, NETRIS Pharma, and Oxford BioTherapeutics. Most recently, Dr. Bizzari was the Group Head Clinical Development Oncology at Celgene. He led global clinical development conducting over 25 Phase 3 trials, was responsible for global operations of over 950 people and was chairman of the Hematology Oncology development committee. Prior to Celgene, Dr. Bizzari was the VP of clinical development oncology at Sanofi-Aventis where he was responsible for the worldwide clinical development and approvals. He also served as VP of clinical development oncology at Rhone-Poulenc Rorer where he shepherded a deep

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pipeline of oncology candidates. Dr. Bizzari holds a degree in mathematics, and completed his medical studies in Nice, France. He completed his residency in oncology at Pitie Salpetriere Hospital in Paris.

We believe Dr. Bizzari is qualified to serve on our Board because of his extensive experience in leadership and management roles at various life sciences companies.

Oren Gilad, Ph.D.
Age: 56	Committee Memberships: None
Director Since: 2022	Other Public Directorships: None

Oren Gilad, Ph.D. has served as our Chief Executive Officer since July 2022 and as President and a member of our Board of Directors since May 2022. From 2011 to 2022, Dr. Gilad served as President and CEO of Atrin Pharmaceuticals, Inc., leading its transaction with Aprea Therapeutics. Dr. Gilad brings extensive experience across multiple phases of drug development. During his time at Atrin, he led development from idea through early stage into the clinical stage while securing financing to support pre-clinical and clinical development, regulatory, and intellectual property activities. Before founding Atrin in 2011, Dr. Gilad authored several high-impact scientific publications over a 13-year academic career, including one demonstrating the importance of the ATR pathway in cancer development and treatment. Dr. Gilad earned his doctorate from the University of California at Davis and his B.S. from the Hebrew University, Jerusalem, Israel.

We believe Dr. Gilad is qualified to serve as our President and Chief Executive Officer and on our Board because of his leadership experience at Atrin and experience in the life sciences industry, as well as his extensive scientific background.

John B. Henneman III
Age: 63	Committee Memberships: Audit (Chair); Nominating and Corporate Governance
Director Since: 2019	Other Public Directorships: Orthofix Medical, Inc., and Anika Therapeutics, Inc.

John B. Henneman III has been a member of our Board since August 2019. Mr. Henneman has more than 25 years of combined financial and operational management experience in the life sciences industry. From July 2018 until November 2018, Mr. Henneman served as the Chief Administrative Officer of NewLink Genetics Corporation (“NewLink”), a biotechnology company. From October 2014 to July 2018, Mr. Henneman served as NewLink’s Executive Vice President and Chief Financial Officer. From 1998 to 2014, Mr. Henneman served at Integra LifeSciences Holdings Corporation (“Integra”), a publicly-held medical device company, in various capacities. Before becoming Integra’s Chief Financial Officer in 2007, Mr. Henneman was Chief Administrative Officer, responsible for Integra’s regulatory affairs, quality systems, clinical affairs, human resources, information systems and legal affairs functions, the management of Integra’s surgical instruments business, and Integra’s business development function. Mr. Henneman currently serves on the boards of directors of Orthofix Medical, Inc., a publicly-held medical technology company, Anika Therapeutics, Inc., a publicly held medical technology company and Alafair Biosciences, Inc., a privately-held medical device company.

We believe Mr. Henneman is qualified to serve on our Board because of his senior management experience at NewLink and Integra, his service on the boards of Anika Therapeutics, Inc. and Orthofix Medical Inc., and his extensive experience in the areas of finance, financial accounting, business transactions, and mergers and acquisitions.

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CONTINUING DIRECTORS

CLASS I DIRECTORS — TERM EXPIRING AT THE 2026 ANNUAL MEETING OF STOCKHOLDERS

Marc Duey
Age: 69	Committee Memberships: Compensation
Director Since: 2022	Other Public Directorships: None

Marc Duey has been a member of our Board since May 2022, when he was appointed in connection with our acquisition of Atrin Pharmaceuticals, Inc. Mr. Duey has over four decades of experience in the Pharmaceutical and Biotechnology industries and brings a great deal of commercial business, and product launch experience. Since 2012, he has served as a Managing Partner at Duce Management, LLC, a family office fund that focuses on biotech and digital health convergence via early-stage commitments to emerging firms with intellectual property and platform technology of eventual interest to specialty pharmaceutical manufacturers seeking potential therapies for cancer. Mr. Duey was the Founder, President, and CEO of ProMetrics, Inc., from 1993 to 2019, a leading sales and patient-level data aggregator and service provider to the specialty pharmaceutical industry for over two decades. ProMetrics is now the Patient Solutions Division of ConcertAI, a leading real-world data, and AI-based predictive analytics partner to the largest, most ambitious, and dynamic oncology firms. Mr. Duey founded ProMetrics to provide marketing and sales teams with strategic and tactical decision support. Under his direction, the firm helped launch dozens of biopharma products, serviced over 150 clients, and managed thousands of projects. Seven client biotech firms have been acquired by seven large oncology companies, also clients, for a total transaction value of over $150 billion. Prior to founding ProMetrics, Mr. Duey was the founder and President of DuWest Research, an international management consulting firm, with offices on three continents, which specialized in serving the needs of diagnostic and biotechnology firms. Mr. Duey is a member of numerous trade and industry associations and sits on the Board of Directors of several technology companies. He is an adjunct professor at West Chester University in both the Business School and the Pharmaceutical Product Development program (PPD). He serves on the Board of Trustees of International House Philadelphia and is a member of the Leadership Council of the Wistar Institute. He is an active member of the American Society of Clinical Oncology (ASCO), the American Association of Cancer Research (AACR), the American Association of Pharmaceutical Science (AAPS), and the Licensing Executive Society (LES). Mr. Duey holds a B.S. and an M.S. degree in science from the University of Ottawa, an M.B.A. from the Ivey Business School at Western University, London, Canada and a Doctor of Business Administration from Wilmington University.

We believe Mr. Duey is qualified to serve on our Board because of his experience as founder and CEO at ProMetrics and president of DuWest Research, his lengthy career at several pharmaceutical-focused technology company, and his extensive knowledge in the areas of finance and international business transactions.

Richard Peters, M.D., Ph.D.
Age: 62	Committee Memberships: Compensation (Chair)
Director Since: 2020	Other Public Directorships: Kineta, Inc., Pharming Group N.V.

Richard Peters, M.D., Ph.D. has served as a member of our Board since June 2020 and currently acts as Chairman. Dr. Peters has more than 25 years of experience developing new therapies for difficult-to-treat diseases. From September 2019 to December 2022, Dr. Peters served as President, Chief Executive Officer and Director at Yumanity Therapeutics Inc. (“Yumanity”), a publicly traded company focused on finding treatments for neurodegenerative disease. Prior to joining Yumanity, Dr. Peters was President & Chief Executive Officer of Merrimack Pharmaceuticals, Inc. (“Merrimack”), a publicly traded pharmaceutical company specialized in developing drugs for the treatment of cancer, from February 2017 to June 2019. Prior to Merrimack, Dr. Peters served as Senior Vice President and Head, Global Rare Diseases at Genzyme (Sanofi), a pharmaceutical company, from April 2014 to January 2017. Dr. Peters currently serves on the board of directors of Pharming Group N.V., a publicly held rare disease company, Kineta, Inc., a publicly held immuno-oncology company, and TellBio, Inc., a privately held company focused on next-generation liquid biopsy.

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Dr. Peters is a Harvard-trained physician and scientist, has served on the faculty at the Massachusetts General Hospital, and completed a Howard Hughes Medical Institute Fellowship in biophysics at Harvard Medical School. Dr. Peters commenced his medical studies at UC Louvain in Belgium and holds M.D. and Ph.D. degrees from the Medical University of South Carolina.

We believe Dr. Peters is qualified to serve on our Board because of his senior management experience at Yumanity and Merrimack, his experience in the life sciences industry and his scientific background.

Bernd R. Seizinger, M.D., Ph.D.
Age: 68	Committee Memberships: Nominating and Corporate Governance; Audit; R&D
Director Since: 2015	Other Public Directorships: Aptose Biosciences Inc., Oncolytics Biotech Inc. and BioInvent International AB

Bernd R. Seizinger, M.D., Ph.D. has served as a member of our board of directors since 2015. Dr. Seizinger is a board member in a number of public and private biotech companies in the United States, Europe, and Canada, including Aptose Biosciences Inc., Oxford BioTherapeutics Ltd., BioInvent International AB, Oncolytics Biotech Inc., CryptoMedix Inc. and Turbine, Inc. Previously, Dr. Seizinger was President and Chief Executive Officer of GPC Biotech, VP Oncology Drug Discovery at Bristol-Myers Squibb Company, and Executive VP and Chief Scientific Officer at Genome Therapeutics. Prior to his corporate appointments, he held senior faculty positions at Massachusetts Harvard Medical School, Massachusetts General Hospital and Princeton University.

We believe Dr. Seizinger is qualified to serve on our Board because of his perspective and experience as a leader and board member in the life sciences industry and his strong medical and scientific background.

CLASS II DIRECTORS — TERM EXPIRING AT THE 2027 ANNUAL MEETING OF STOCKHOLDERS

Michael Grissinger
Age: 71	Committee Memberships: Nominating and Corporate Governance (Chair), Audit
Director Since: 2022	Other Public Directorships: None

Michael Grissinger has been a member of our Board since May 2022, when he was appointed in connection with our acquisition of Atrin Pharmaceuticals, Inc. Mr. Grissinger brings decades of experience in business development, strategy, and pharmaceutical licensing leadership roles at global pharmaceutical companies. Mr. Grissinger also serves on the board directors of Envisagenics, and chairs the boards of AnaCardio AB, and NephroDI. Mr. Grissinger previously served on the board of Atrin Pharmaceuticals, Inc. He retired from Johnson & Johnson in January 2018 after a 22-year career. During his tenure at Johnson & Johnson, Mr. Grissinger held positions of Vice President and Head, Worldwide Pharmaceutical Licensing as well as Vice President and Head of Worldwide Pharmaceutical Corporate Development and M&A

We believe Mr. Grissinger is qualified to serve on our Board because of his senior management experience at Johnson & Johnson, his service on the boards of public and private life science companies, and his extensive experience in the areas of finance, business transactions, and mergers and acquisitions.

Gabriela Gruia, M.D.
Age: 68	Committee Memberships: R&D
Director Since: 2023	Other Public Directorships: TSCAN Therapeutics, Inc.

Gabriela Gruia, M.D., has been a member of our Board since May 2023. Dr. Gruia is an oncologist with over 25 years of experience in oncology drug development, spanning cell and gene therapy, bi-specifics, biologics, immunotherapy, and small molecules and currently serves as the Founder and Principal of Gabriela Gruia Consulting, LLC. From

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February 2020 to January 2021, Dr. Gruia served as Chief Development Officer at Ichnos Sciences, where she oversaw development activities for several key functions, including Clinical Development and Clinical Operations, Regulatory Sciences, Clinical Pharmacology, Toxicology, and Biostatistics. From August 2004 to February 2020, Dr. Gruia was Senior Vice President and Global Head of Regulatory Affairs for Novartis Oncology, where she led the world class oncology regulatory affairs organization and oversaw all regulatory activities in close partnership with research collaborators, preclinical development, development organization and senior management. While at Novartis, Dr. Gruia spearheaded the worldwide submission and approval of multiple new molecular entities, including Tasigna®, Jakavi®, Afinitor®, Signifor®, Zykadia®, Farydak®, Rydapt®, Odomzo®, Kisqali®, Kymriah®, Adakveo®, and Piqray®. Dr. Gruia serves as a member of the board of directors of TSCAN Therapeutics and NETRIS Pharma. Dr. Gruia earned a doctorate in medicine from Bucharest Medical School in Romania and a Masters in Breast Pathology and Mammography from the Rene Huguenin/Curie Institute Cancer Center in Paris, France. She completed training in oncology and hematology at Rene Descartes University in Paris, France.

We believe Dr. Gruia is qualified to serve on our Board because of her senior management experience and her service on the boards of public and private life science companies.

Rifat Pamukcu, M.D.
Age: 67	Committee Memberships: Compensation, Nominating and Corporate Governance, R&D
Director Since: 2022	Other Public Directorships: None

Rifat Pamukcu, M.D., has been a member of our Board since May 2022, when he was appointed in connection with our acquisition of Atrin Pharmaceuticals, Inc. Dr. Pamukcu has extensive experience in pharmaceuticals and drug development, with a particular focus on oncology. He was a co-founder, director and CSO of Cell Pathways, a publicly traded pharmaceutical company focused on cancer and cancer prevention that was acquired by OSI Pharmaceuticals in 2003. At Cell Pathways he directed the basic science, preclinical drug development, clinical research, regulatory programs, and various aspects of chemical scale-up and manufacturing and raised over $140 million of investment capital. Since 2016, Dr. Pamukcu has served as the President & CEO of RxMP Therapeutics, Inc. (a company developing products to stop hemorrhage). Dr. Pamukcu has served on the Board of Directors of Syantra, Inc. since 2019 (a breast cancer diagnostics company), BobcatBio, Inc. since 2021 (a hematological malignancy immunotherapeutics company) and other boards of companies focused on cardiovascular disease, epilepsy and bone health. He previously served on the board of a company developing therapeutic hepatitis vaccines. He has been a Managing Partner of Corami LLC since 2016, an early-stage therapeutics company developing drug-device combinations that deliver sustained release therapeutics directly to the external surface of the heart. Dr. Pamukcu serves on the Board of Directors of Syantra, Inc. since 2019 (a breast cancer diagnostics company), Sirpant Immunotherapeutics, Inc. since 2021 (a hematological malignancy immunotherapeutics company), and Virion Therapeutics LLC since 2018 (a hepatitis therapeutic vaccine company). He has been a member of the Advisory Council to the National Prostate Cancer Coalition, the GI Oncology Task Force of the American Gastroenterological Association, Executive Steering Committee of the Gastroenterology Research Group and Scientific Advisory Board of the Hereditary Colon Cancer Association. Since 1985, Dr. Pamukcu has authored or co-authored over 110 journal articles, book chapters and abstracts in the fields of gastroenterology, cancer, cancer chemoprevention and signal transduction systems. He is an inventor on over 150 issued or pending patents in the areas of drug discovery and development of agents for cancer prevention and therapeutics, inflammatory bowel disease, osteoporosis and the prevention and treatment of hemorrhage. Dr. Pamukcu holds a B.A. in Biology from John Hopkins University and an M.D. from the University of Wisconsin School of Medicine. He completed his Internal Medicine Residency at Rush Presbyterian St. Luke’s Medical Center and his Fellowship in Gastroenterology and Hepatology at the University of Chicago. He was an Assistant Professor in the Division of Digestive Diseases at the University of Cincinnati prior to his joining Cell Pathways, Inc.

We believe Dr. Pamukcu is qualified to serve on our Board because of his CEO and Presidential roles at RXMP Therapeutics, Inc. and Midway Pharmaceuticals, his extensive experience as an advisor to various entities in the life sciences industry and his extensive scientific background.

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CORPORATE GOVERNANCE AND RISK MANAGEMENT

We are committed to good corporate governance and integrity in our business dealings. Our governance practices are documented in our Certificate of Incorporation, our Bylaws, our Code of Business Conduct and Ethics (“Code of Conduct”), our Corporate Governance Guidelines and the charters of the committees of the Board. Aspects of our governance documents are summarized below. You can find our charters for each committee of the board, our Code of Conduct and our Governance Guidelines on our website www.aprea.com under “Investors- Governance.”

BOARD INDEPENDENCE

Our common stock is listed on The Nasdaq Capital Market (“Nasdaq”). Under the Nasdaq rules, independent directors must comprise a majority of a listed company’s Board of Directors. In addition, the Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee be independent. Under the Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of our Board of Directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Our Board has undertaken a review of its composition, the composition of its committees and the independence of each of our directors and considered whether any director has a material relationship with us that could compromise his ability to exercise independent judgment in carrying out his responsibilities. Our Board has determined that none of Drs. Peters, Seizinger, Pamukcu, Gruia and Bizzari and Messrs. Grissinger, Henneman and Duey has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors are “independent” directors, as defined under the Nasdaq rules. Dr. Gilad is not independent due to his current role as our President and Chief Executive Officer.

Our Board also determined that Mr. Henneman (Chair), Dr. Seizinger and Mr. Grissinger, who comprise our Audit Committee; Dr. Peters (Chair), Dr. Pamukcu and Mr. Duey, who comprise our Compensation Committee; and Mr. Grissinger (Chair), Drs. Seizinger and Pamukcu and Mr. Henneman, who comprise our Nominating and Corporate Governance Committee, satisfy the enhanced independence standards for those committees established by applicable SEC rules and the listing standards of Nasdaq.

In making such determination, the Board considered the relationships that each such non-employee director has with us and all other facts and circumstances that the Board deemed relevant in determining their independence, including the beneficial ownership of our common stock by each non-employee director. Our independent directors generally meet in executive session at each regularly scheduled Board meeting.

BOARD LEADERSHIP STRUCTURE

The Board does not currently have a formal policy with respect to the separation of the offices of Chief Executive Officer (the “CEO”) and Chairman of the Board. It is the Board’s view that rather than having a rigid policy, the Board, with the advice and assistance of the Nominating and Corporate Governance Committee, and upon consideration of all relevant factors and circumstances, will determine, as and when appropriate, whether the two offices should be combined or separate. Currently, our leadership structure does not combine the offices of CEO and Chairman of the Board. Dr. Peters serves as Chairman of the Board and Dr. Gilad serves as CEO. Our Board has concluded that our current leadership structure is appropriate at this time, with the Company benefiting from our CEO’s leadership on the Board, balanced by our independent Chairman. Our Board will continue to periodically review the leadership structure and may make such changes in the future as it deems appropriate.

BOARD DIVERSITY

Our Company embraces our Board’s diversity of background, experience, culture and other characteristics that make the Board unique. Diversity at the top sets the expectation for inclusion throughout the organization.

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RISK MANAGEMENT

Risk is inherent with every business, and we face a number of risks, including business and operational, financial, strategic, legal and compliance and reputational. Our Board of Directors’ approach to risk management includes understanding the risks we face, analyzing them with the latest information available and determining the steps that should be taken to manage those risks, with a view toward evaluating the appropriate level of a risk for a company of our size, stage of growth and financial condition. Management is responsible for the day-to-day management of the risks the Company faces, while our Board, as a whole and assisted by its committees, has responsibility for the oversight of risk management. In its risk oversight role, our Board has the responsibility to satisfy itself that the risk management processes designed and implemented by management are appropriate and functioning as designed.

The risk oversight process includes receiving regular reports from Board committees and our executive officers to enable our Board to understand our risk identification, risk management and risk mitigation strategies with respect to areas of potential material risk, including operational, information technology (including cybersecurity), finance, legal, regulatory, strategic, and reputational risk.

The Board of Directors focuses on the overall risks affecting us. The Board has delegated to each Committee the responsibility for the oversight of specific risks. For example:

●	The Audit Committee oversees management of financial reporting, disclosure controls and procedures, compliance, and litigation risks, including risks related to our insurance, information technology (including cybersecurity), human resources and regulatory matters, as well as the steps management has taken to monitor and control such exposures. The Audit Committee also reviews and approves any related person transactions.
●	The Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation policies, plans and arrangements and the extent to which those policies or practices increase or decrease risk for the Company, as well as senior leadership succession planning.
●	The Nominating and Corporate Governance Committee manages risks associated with the composition, structure of the Board and its committees, the independence of the Board, potential conflicts of interest, the effectiveness of the Board, environmental, social and governance (ESG) matters and reporting and corporate governance.
●	The Research and Development Committee is responsible for overseeing matters relating to the Company’s scientific and technologic capabilities and development programs and report to the Board regarding such matters.

While each Committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through Committee reports about such risks. Matters of significant strategic risk are considered by our entire Board.

Cybersecurity

Management is responsible for the day-to-day management of the risks we face, while our Board of Directors as a whole has responsibility for the oversight of risk management, including as to material risks from cybersecurity threats. In its risk oversight role, our Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are appropriate and functioning as designed. The Board of Directors has delegated to the Audit Committee of the Board of Directors the responsibility for the oversight of information technology (including cybersecurity) risks. In general, we seek to address cybersecurity risks through a cross-functional approach that is focused on preserving the confidentiality, integrity, and availability of the information that we collect and store by identifying, preventing, and mitigating cybersecurity threats and effectively responding to cybersecurity incidents when they occur. We carry insurance with coverage for cyber events. We are not aware of any cybersecurity threats, including as a result of any previous cybersecurity incidents, that have materially affected us, including our

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business strategy, results of operations or financial condition, but we regularly evaluate the security of our information technology systems.

We are a clinical-stage biopharmaceutical company focused on precision oncology through synthetic lethality. Therefore, we do not consider that we face significant cybersecurity risk and have not adopted a formal cybersecurity risk management program or process for assessing cybersecurity risk currently. We assess material risks from cybersecurity threats on an ongoing basis, including any potential unauthorized access to or occurrence on or conducted through our information systems that may result in adverse effects on the confidentiality, integrity, or availability of our information systems or any information residing therein. To this end, we utilize an outsourced information technology consultant, who we believe has sufficient experience and expertise with regard to cybersecurity matters, to implement systems and procedures designed to reduce, respond to and monitor for cybersecurity threats and vulnerabilities. Our outsourced information technology consultant conducts proactive patching and monitoring of all of our existing systems and has implemented systems and procedures to mitigate cybersecurity risks that we believe are appropriate for a company of our size, stage of growth and financial condition.

EVALUATING BOARD EFFECTIVENESS

The Board of Directors is committed to continuous improvement and periodic self-evaluations are an important tool for evaluating effectiveness. The Board and each Committee plan to conduct a rigorous periodic self-evaluation of their performance and effectiveness.

CODE OF CONDUCT

We have a written Code of Conduct that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Conduct covers fundamental ethical and compliance-related principles and practices such as accurate accounting records and financial reporting, avoiding conflicts of interest, the protection and use of our property and information and compliance with legal and regulatory requirements. Any amendments to the Code of Conduct, or any waivers of its requirements as they apply to directors and executive officers, will be disclosed on our website within four business days of such amendment or waiver. The Code of Conduct is available at https://ir.aprea.com/corporate-governance/documents-and-charters.

INSIDER TRADING POLICY

We have adopted insider trading policies and procedures governing the purchase, sale, and other dispositions of our securities by us and our directors, officers, and employees that we believe are reasonably designed to promote compliance with insider trading laws, rules and regulations. Our insider trading policy states, among other things, that we and our directors, officers, and employees are prohibited from trading in such securities while in possession of material, nonpublic information. The foregoing summary of our insider trading policies and procedures does not purport to be complete and is qualified by reference to our Insider Trading Policy filed as an exhibit to our 2024 Annual Report.

ANTI-HEDGING AND PLEDGING POLICIES

We have adopted an insider trading policy that includes a provision that restricts our directors, officers, and employees from engaging in hedging or monetization transactions involving our securities and from engaging in short sales of our securities. Our insider trading policy also prohibits our directors, officers, and employees from holding our securities in margin accounts or otherwise pledging our securities as collateral for loans.

CORPORATE GOVERNANCE GUIDELINES

We have a written set of Governance Guidelines that are designed to help ensure effective corporate governance of our Company. Our corporate governance guidelines cover topics including, but not limited to, director qualification criteria, director responsibilities, director compensation, director orientation and continuing education, the annual evaluations of our Board and its Committees and succession planning. Succession planning for the Board is critical to our success. Our

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goal is to achieve a Board that provides effective oversight of the Company through the appropriate balance of diversity of perspectives, experience, expertise, and skills. Our corporate governance guidelines are reviewed at least annually by the Nominating and Corporate Governance Committee and amended by our Board when appropriate. The Governance Guidelines are available at https://ir.aprea.com/corporate-governance/documents-and-charters.

BOARD COMMITTEES

Our Board of Directors has established four standing Committees to assist in discharging its duties: the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee and the Research and Development Committee. Each member of our Committees is an independent director as defined by the applicable requirements of the SEC and Nasdaq. The primary responsibilities of each of the Committees and the Committee memberships are provided below under the section entitled “Board Attendance, Committee Meetings and Committee Membership.”

The Audit Committee, the Compensation Committee, the Nominating Corporate Governance Committee, and the Research and Development Committee each operate under a written charter that satisfies the applicable rules and regulations of the SEC and the listing requirements of Nasdaq. Each such Committee has the authority, as its members deem appropriate, to engage legal counsel or other experts or consultants in order to assist the committee in carrying out its responsibilities. Copies of the Audit Committee, the Compensation Committee, Nominating and Corporate Governance Committee, and Research and Development Committee Charters are available at https://ir.aprea.com/corporate-governance/documents-and-charters.

BOARD ATTENDANCE, COMMITTEE MEETINGS AND COMMITTEE MEMBERSHIP

The following table shows the current membership of these Committees:

Director	Independent	AC	CC	NCGC	R&D
Jean-Pierre Bizzari, M.D.	Yes	—	—	—	M
Marc Duey	Yes	—	M	—	—
Oren Gilad, Ph.D.	No	—	—	—	—
Michael Grissinger	Yes	M, FE	—	C	—
Gabriela Gruia, M.D.	Yes	—	—	—	M
John Henneman III	Yes	C, FE	—	M	—
Rifat Pamukcu, M.D.	Yes	—	M	M	M
Richard Peters, M.D., Ph.D.	Yes	—	C	—	—
Bernd Seizinger, M.D., Ph.D.	Yes	M	—	M	C
2024 Meetings	—	4	1	0	5

C = Chair

M = Member

FE= Audit Committee Financial Expert

During 2024, the Board of Directors held four meetings. Each director attended at least 75% of the meetings of the Board and meetings of each Committee on which he or she served. Each director is also encouraged and expected to attend the Company’s annual meeting of stockholders. Each director is also expected to attend our Annual Meeting and all of our current directors attended the 2024 Annual Meeting of Stockholders.

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Audit Committee

The members of our Audit Committee are Mr. Henneman (Chair), Mr. Grissinger and Dr. Seizinger, each of whom is a non-employee member of our Board. The composition of our Audit Committee meets the requirements for independence under current Nasdaq listing standards and SEC rules and regulations. Each member of our Audit Committee also meets the financial literacy requirements of the Nasdaq listing standards. Our Audit Committee Chair, Mr. Henneman, and Mr. Grissinger are our Audit Committee financial experts, as that term is defined under the SEC rules implementing Section 407 of the Sarbanes-Oxley Act of 2002, and Mr. Henneman and Mr. Grissinger possess financial sophistication, as defined under the listing standards of Nasdaq.

The Audit Committee assists the Board by providing oversight of our financial management, independent auditor and financial reporting procedures, as well as such other matters as directed by the Board or the Audit Committee Charter.

Among other things, the Audit Committee’s responsibilities include:

●	appointing, retaining, compensating, overseeing, evaluating, and, when appropriate, terminating our independent registered public accounting firm;
●	discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;
●	reviewing the overall audit plan with the independent registered public accounting firm and members of management responsible for preparing our financial statements;
●	reviewing with management its assessment of our internal control over financial reporting, disclosure controls and procedures;
●	monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters;
●	overseeing our risk assessment and risk management processes;
●	reviewing and ratifying all related party transactions, based on the standards set forth in our Related Party Transactions Policy; and
●	preparing and approving the Audit Committee report required to be included in our annual proxy statement.

Compensation Committee

The members of our Compensation Committee are Dr. Peters (Chair), Dr. Pamukcu and Mr. Duey. The composition of our Compensation Committee meets the requirements for independence under the current Nasdaq listing standards and SEC rules and regulations. Each member of the Compensation Committee is also a non-employee director, as defined pursuant to Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the “Exchange Act”).

The Compensation Committee reviews the performance and development of our management in achieving corporate goals and objectives that align with the long-term interests of the Company’s stockholders and assures that our executive officers (including our CEO) are compensated effectively in a manner consistent with our strategy, competitive practice, and stockholder interests, as well as such other matters as directed by the Board or the Compensation Committee Charter. Among other things, the Compensation Committee’s responsibilities include:

●	annually reviewing and recommending to the Board for approval the corporate goals and objectives applicable to the compensation of our CEO and other executive officers and evaluating at least annually our CEO’s and other executive officers’ performance in light of those goals and objectives;

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●	reviewing and making recommendations to the Board with respect to director compensation;
●	determining and approving our CEO’s and other executive officers’ compensation level (including salary, cash and equity-based incentive awards and any personal benefits);
●	administering, or where appropriate, overseeing the administration of, executive and equity compensation plans and such other compensation and benefit plans that are adopted by us from time to time; and
●	overseeing risks and exposures associated with executive compensation plans and arrangements.

Nominating and Corporate Governance Committee

The current members of our Nominating and Corporate Governance Committee are Mr. Grissinger (Chair), Mr. Henneman, Dr. Pamukcu and Dr. Seizinger. The composition of our Nominating and Corporate Governance Committee meets the requirements for independence under the current Nasdaq listing standards and SEC rules and regulations.

The Nominating and Corporate Governance Committee identifies qualified individuals for membership on the Board, recommends to the Board the director nominees to fill vacancies on the Board, develops and recommends to the Board a set of corporate governance guidelines and provides oversight of the corporate governance affairs of the Board, as well as such other matters as directed by the Board or the Nominating and Corporate Governance Charter. Among other things, our Nominating and Corporate Governance Committee’s responsibilities include:

●	developing and submitting to the Board for its adoption a list of selection criteria for new directors to serve on the Board;
●	identifying, reviewing, and evaluating candidates, including candidates submitted by stockholders, for election to the Board and recommending to the Board (i) nominees to fill vacancies or new positions on the Board and (ii) the slate of nominees to stand for election by the Company’s stockholders at each annual meeting of stockholders;
●	developing, recommending, and overseeing the implementation of and monitor compliance with, our corporate governance guidelines, and periodically reviewing and recommending any necessary or appropriate changes to our corporate governance guidelines;
●	annually recommending to the Board (i) the assignment of directors to serve on each committee; (ii) the chairperson of each committee and (iii) the chairperson of the Board or lead independent director, as appropriate; and
●	periodically assessing the appropriate size and composition of the Board as a whole, the needs of the Board and the respective committees of the Board, and the qualification of director candidates in light of these needs.

The Nominating and Corporate Governance Committee is responsible for identifying individuals that the committee believes are qualified to become Board members, as described above in the section entitled “Board Structure and Composition.”

Research and Development Committee

The current members of the R&D Committee are Dr. Seizinger (Chair), Dr. Pamukcu, Dr. Gruia and Dr. Bizzari.

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The purpose of the R&D Committee is to oversee matters relating to the Company’s scientific and technologic capabilities and development programs and report to the Board of Directors regarding such matters. Among other things, the R&D Committee’s responsibilities include:

●	advising the Board regarding current and planned research and development programs, validating timelines, budget and key milestones;
●	advising the Board about the progress on the approved research and development activities;
●	evaluating the scientific merit of licensing and acquisition opportunities;
●	providing strategic advice regarding emerging science and technology issues, trends, and foreseeable opportunities; and
●	such other duties as the Board may from time to time prescribe.

ENVIRONMENTAL, SOCIAL AND GOVERNANCE CONSIDERATIONS

We take our responsibility to patients, employees, the medical community, and the communities in which we live and work very seriously. We are cognizant of our responsibility to our broader environment and effort to reduce our Company’s carbon footprint wherever possible, including increasing recycling effort and eliminating paper waste when possible.

FAMILY RELATIONSHIPS

There are no family relationships among any of our directors or executive officers.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During 2024 and as of the date of this Proxy Statement, none of the members of the Compensation Committee was or is one of our officers or employees, and none of our executive officers has served or serves on the compensation committee or board of any company that employed or employs any member of our Compensation Committee or Board.

POLICIES AND PROCEDURES FOR RELATED PERSON TRANSACTIONS

Our Board of Directors has adopted a written related-person transaction policy setting forth the policies and procedures for the review and approval or ratification of related-person transactions. This policy covers any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which the Company was or is to be a participant, where the amount involved exceeds $120,000 and a director, executive officer, directors, executive officers or beneficial holders of more than 5% of any class of our voting securities, or any of their affiliates, had or will have a direct or indirect material interest. Our management is responsible for determining whether a transaction is a related-person transaction subject to our policy, and upon subject determination, is responsible for disclosing the material facts concerning the transaction and the related party’s interest in our transaction to our Audit Committee. In reviewing and approving any such transactions, our Audit Committee is tasked to consider all relevant facts and circumstances with respect to the transaction including, without limitation, whether the terms of the proposed transaction are at least as favorable to us as those that might be achieved with an unaffiliated third party. The Audit Committee will evaluate all available options, including ratification, revision, or termination of the transaction. All of the transactions described under “Certain Relationships and Related Party Transactions” in this Proxy Statement either were approved or ratified in compliance with this policy.

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STOCKHOLDER ENGAGEMENT

Connect

Engaging with investors is fundamental to our commitment to good governance and essential to maintaining strong corporate governance practices. Throughout the year, we seek opportunities to connect with our investors to gain and share valuable insights into current and emerging global governance trends.

Collaborate

We strive for a collaborative approach to stockholder engagement and value the variety of investors’ perspectives received, which helps deepen our understanding of their interests and motivations.

Communicate

Our goal is to communicate with our stockholders through various platforms, including via our website, in print and in person at investor presentations or stockholder meetings. We view communication between our stockholders and the Board of Directors as a dialogue.

Stockholders and other interested parties may communicate with the Board of Directors by writing to the Corporate Secretary at the address below. Communications intended for a specific director or directors should be addressed to their attention to the Corporate Secretary at the address provided below. Communications received from stockholders are forwarded directly to Board members as part of the materials mailed in advance of the next scheduled Board meeting following receipt of the communications. The Board has authorized the Corporate Secretary, in his discretion, to forward communications on a more expedited basis if circumstances warrant or to exclude a communication if it is illegal, unduly hostile or threatening, or similarly inappropriate. Advertisements, solicitations for periodical or other subscriptions, and other similar communications generally will not be forwarded to the directors.

How to Communicate with our Directors	By mail: Corporate Secretary, Aprea Therapeutics, Inc. 3805 Old Easton Road Doylestown, PA 18902

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DIRECTOR COMPENSATION

We have designed and implemented our compensation program for our non-employee directors to attract, motivate and retain individuals who are committed to our values and goals and who have the expertise and experience that we need to achieve those goals.

COMPENSATION PROGRAM

The table below depicts our 2024 compensation program for our non-employee directors and was determined after considering reports previously provided by Pay Governance with respect to prior years’ director compensation programs.

Compensation Elements – Non-Employee Director Compensation Program
Cash
Annual Cash Retainer	$40,000
Lead Independent Director Retainer	$20,000
Annual Committee Chair Retainer
Audit	$7,500
Compensation	$5,000
Nominating and Corporate
Governance	$4,000
Research and Development	$4,000
Committee Member Retainer
Audit	$7,500
Compensation	$6,000
Nominating and Corporate
Governance	$4,000
Research and Development	$4,000
Equity
Initial Equity Grant	Up to $185,000 (targeted value on the grant date) in stock options vesting in three equal annual installments subject to continued service on the Board.
Annual Equity Retainer

Up to $150,000 (targeted value on the grant date) in stock options (80%) and RSUs (20%), each vesting on the first anniversary of the date of grant and granted immediately following the annual meeting of stockholders. The Compensation Committee makes a determination on the target dollar value for the annual equity retainer for directors for each fiscal year, but the target dollar value will not exceed $150,000.

Given the trading price of our common stock, we made a determination to calibrate the annual equity retainer for 2024 in the context of market, executive grant positioning and aggregate share usage constraints. Thus, for 2024 we did not award the full targeted value of the annual equity retainer. The approximate value of the annual equity retainer for 2024 was $16,431.

Our non-employee directors are also reimbursed for their business-related expenses incurred in connection with attendance at Board and Committee meetings and related activities. Our only employee director, Dr. Gilad, did not receive any compensation for his service on the Board. Please see the 2024 Summary Compensation Table for a summary of the compensation received by Dr. Gilad as our President and Chief Executive Officer in 2024.

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2024 DIRECTOR COMPENSATION

The following table provides summary information regarding 2024 compensation to our non-employee directors.

	Fees Earned or Paid in	Option Awards	Stock
Name	Cash ($)	($) (1)	Awards ($) (1)	Total ($)
Jean-Pierre Bizzari, M.D.	44,000	—	—	44,000
Marc Duey	46,000	12,178	4,253	62,431
Michael Grissinger	55,500	12,178	4,253	71,931
Gabriela Gruia, M.D.	44,000	—	—	44,000
John B. Henneman III	59,000	12,178	4,253	75,431
Rifat Pamukcu, M.D.	54,000	12,178	4,253	70,431
Richard Peters, M.D., Ph.D.	81,000	12,178	4,253	97,431
Bernd R. Seizinger, M.D., Ph.D.	59,500	12,178	4,253	75,931
(1)	Represents the aggregate grant date fair value of RSU and option awards, as applicable, determined in accordance with ASC 718. The grant date fair value for the RSU awards was calculated based on the closing stock price on the date of grant. The assumptions used in calculating the grant date fair value of the option awards are included in the Note entitled “Stock Option Plans” to the annual financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2024. As of December 31, 2024, the aggregate number of shares of our common stock subject to outstanding option and unvested RSU awards for each non-employee director serving during 2024 was as follows:

	Aggregate Number of	Aggregate Number of
	Shares Underlying	Shares Underlying
Name	Option Awards	RSU Awards
Jean-Pierre Bizzari, M.D.	—	—
Marc Duey	4,185	1,045
Michael Grissinger	4,185	1,045
Gabriela Gruia, M.D.	—	—
John B. Henneman III	4,185	1,045
Rifat Pamukcu, M.D.	4,185	1,045
Richard Peters, M.D., Ph.D.	4,185	1,045
Bernd R. Seizinger, M.D., Ph.D.	4,185	1,045

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES

The Audit Committee works with our management in order to negotiate appropriate fees with EisnerAmper LLP and is ultimately responsible for approving those fees. The following is a summary and description of fees for services provided by EisnerAmper LLP in fiscal years 2024 and 2023.

Service	2024	2023
Audit Fees	$284,550	$258,000
Audit-Related Fees	81,375	56,500
Tax Fees	—	—
All Other Fees	—	—
Total	$365,925	$314,500

“Audit Fees” represent the aggregate fees for professional services rendered for the audit of our financial statements, including the review of our annual and quarterly financial statements on Form 10-K and Form 10-Q, respectively, that are customary under the standards of the Public Company Accounting Oversight Board (United States), and in connection with statutory audits.

“Audit-Related Fees” primarily consist of fees related to our Registration Statements on Form S-3 and Form S-8.

“Tax Fees” consist of fees related to tax compliance, tax planning and tax advice.

“All Other Fees” consist of fees billed for products and services provided other than the services reported as Audit Fees, Audit-Related Fees or Tax Fees.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

The Audit Committee is responsible for appointing, setting compensation for, and overseeing the work of the independent registered public accounting firm. The Audit Committee’s charter establishes a policy that all audit and permissible non-audit services provided by the independent registered public accounting firm will be pre-approved by the Audit Committee.

All such audit and permissible non-audit services were pre-approved in accordance with this policy during the fiscal year ended December 31, 2024. These services may include audit services, audit-related services, tax services and other services. The Audit Committee considers whether the provision of each non-audit service is compatible with maintaining the independence of our independent registered public accounting firm. The responsibility to pre-approve audit and non-audit services may be delegated by the Audit Committee to one or more members of the Audit Committee; provided that any decisions made by such member or members must be presented to the full Audit Committee at its next scheduled meeting.

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AUDIT COMMITTEE REPORT

ROLE OF THE AUDIT COMMITTEE

The Audit Committee operates under a written charter adopted by our Board of Directors. The Audit Committee of our Board oversees our accounting practices, system of internal controls, audit processes and financial reporting processes. Among other things, our Audit Committee is responsible for reviewing our disclosure controls and processes, and the adequacy and effectiveness of our internal controls. It also discusses the scope and results of the audit with our independent registered public accounting firm, reviews with our management and our independent registered public accounting firm our interim and year-end operating results and, as appropriate, initiates inquiries into aspects of our financial affairs. Our Audit Committee is responsible for establishing procedures for the receipt, retention, and treatment of complaints regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. In addition, our Audit Committee has sole and direct responsibility for the appointment, retention, compensation, and oversight of the work of our independent registered public accounting firm, including approving services and fee arrangements. Significant related party transactions will be approved by our Audit Committee before we enter into them.

The Audit Committee oversees our financial reporting process on behalf of the Board of Directors. Management is responsible for our internal controls, financial reporting process, selection of accounting principles, determination of estimates and compliance with laws, regulations, and ethical business conduct. Our independent registered public accounting firm is responsible for expressing an opinion as to the conformity of our consolidated financial statements with generally accepted accounting principles.

REVIEW OF AUDITED FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 2024

The Audit Committee has reviewed and discussed with our management and EisnerAmper the audited consolidated financial statements of the Company for the year ended December 31, 2024. The Audit Committee has also discussed with EisnerAmper the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC regarding communications between our independent registered public accounting firm and Audit Committee.

The Audit Committee has received and reviewed the written disclosures and the letter from EisnerAmper required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with EisnerAmper its independence from us.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our annual report on Form 10-K for the year ended December 31, 2024, for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Board of Directors:

John B. Henneman III (Chair)

Michael Grissinger

Bernd R. Seizinger, M.D., Ph.D.

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ITEMS TO BE VOTED ON

PROPOSAL 1: ELECTION OF THREE CLASS III DIRECTORS FOR THREE-YEAR TERMS EXPIRING IN 2028

At the Annual Meeting, our stockholders will vote on the election of three Class III director nominees, Jean-Pierre Bizzari, M.D., Oren Gilad, Ph.D. and John B. Henneman III , each to serve until our 2028 Annual Meeting of Stockholders. Each director will hold office until his or her successor is elected and qualified or until the director’s earlier death, resignation, or removal. Please refer to the disclosure under “Board of Directors” for more information regarding our nominees.

Each of the nominees has agreed to be named and to serve, and we expect each nominee to be able to serve if elected. If any nominee is unable to serve, the Nominating and Corporate Governance Committee of our Board will recommend to our Board a replacement nominee. The Board may then designate the other nominee(s) to stand for election. If you vote for the director nominee who becomes unable to serve, your vote will be cast for his or her replacement.

OUR BOARD UNANIMOUSLY RECOMMENDS STOCKHOLDERS VOTE FOR THE ELECTION OF Jean-Pierre Bizzari, M.D., Oren Gilad, Ph.D. and John B. Henneman III.	✓

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF EISNERAMPER LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2025

The Audit Committee of the Board of Directors has appointed and engaged EisnerAmper LLP to serve as our independent registered public accounting firm to audit the consolidated financial statements of the Company and its subsidiaries for fiscal year 2025, and to perform audit-related services.

Stockholders are hereby asked to ratify the Audit Committee’s appointment of EisnerAmper LLP as our independent registered public accounting firm for fiscal year 2025.

The Audit Committee is solely responsible for selecting our independent auditors. Although stockholder ratification of the appointment of EisnerAmper LLP to serve as our independent registered public accounting firm is not required by law or our organizational documents, the Board has determined that it is desirable to seek stockholder ratification as a matter of good corporate governance in view of the critical role played by independent registered public accounting firms in maintaining the integrity of financial controls and reporting. If the stockholders do not ratify the appointment of EisnerAmper LLP, the Audit Committee will reconsider its selection and whether to engage an alternative independent registered public accounting firm.

Representatives of EisnerAmper LLP are expected to attend the virtual Annual Meeting where they will be available to respond to appropriate questions and, if they so desire, to make a statement.

THE BOARD AND THE AUDIT COMMITTEE UNANIMOUSLY RECOMMEND A VOTE FOR THE RATIFICATION OF EISNERAMPER LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025.

✓

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PROPOSAL 3: ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act once we are no longer an emerging growth company, we are required to present a resolution to our stockholders to approve the compensation of our named executives officers, no later than the first anniversary of the date on which we cease to so qualify. Since we were no longer an emerging growth company as of December 31, 2024, we are asking our stockholders to approve, on a non-binding advisory basis, the compensation of our named executive officers, as disclosed in the “Executive Compensation” section of this proxy statement and the related compensation tables and disclosure.

We believe that our executive officer compensation programs provide incentives that are aligned with the interests of our stockholders and have facilitated our performance, business goals and promote short and long term profitable growth. We urge stockholders to read the “Executive Compensation” section below, which describes in more detail how our executive compensation policies and procedures operate and are designed to achieve our compensation philosophy and objectives, as well as the related compensation tables and narrative which provide detailed information on the compensation of our named executive officers. Our Compensation Committee and Board believe that the policies and procedures articulated in the “Executive Compensation” section are effective in achieving our goals and that the compensation of our named executive officers reported in this proxy statement has supported and contributed to the Company’s success.

We are asking stockholders to approve the following advisory resolution at the Annual Meeting:

RESOLVED, that the stockholders of Aprea Therapeutics, Inc. (the “Company”) approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission in the compensation tables and related narrative disclosure in our proxy statement for the Annual Meeting.

This advisory resolution, commonly referred to as a “say-on-pay” resolution, is non-binding on our Board. Although non-binding, our Board and Compensation Committee will carefully review and consider the voting results when evaluating our executive compensation program.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.	✓

PROPOSAL 4: ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY “SAY ON PAY” VOTES

The Dodd-Frank Wall Street Reform and Consumer Protection Act enables our stockholders to indicate how frequently they believe we should seek an advisory vote on the compensation of our named executive officers. We are seeking a non-binding, advisory determination from our stockholders as to the frequency with which stockholders would have an opportunity to provide a non-binding, advisory approval of the compensation of our named executive officers. We are providing stockholders the option of selecting a frequency of every year (“1 YEAR” on the proxy card), every two years (“2 YEARS” on the proxy card) or every three years (“3 YEARS” on the proxy card), or to abstain on the matter. Stockholders are not voting to approve or disapprove of our Board’s recommendation.

After careful consideration, our Board recommends that an advisory vote on executive compensation should be held every year. Annual votes will provide the Board and Compensation Committee with clearer feedback regarding the compensation of our named executive officers. The primary focus of the disclosure of the compensation of our named executive officers required to be included in our proxy statements is compensation granted in or for the prior fiscal year. Accordingly, an annual executive compensation advisory vote will complement the annual focus of our proxy statement disclosure and provide the Board and Compensation Committee with the clearest and most timely feedback of the three frequency options. Additionally, an annual executive compensation advisory vote is consistent with our policy of reviewing our compensation programs annually, as well as considering input from our stockholders on corporate

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governance and executive compensation matters. This feedback may then be considered by our Board and Compensation Committee in their annual decision-making process. For these reasons, we believe an annual vote would be the best governance practice for our company at this time.

This proposal will be presented at the Annual Meeting in substantially the following form:

RESOLVED, that the stockholders approve our presentation at each annual meeting of stockholders hereafter of a proposal to approve the compensation of our named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission in the compensation tables and related narrative disclosure in our proxy statement for such annual meeting.

This vote is advisory, and therefore not binding on our Board or Compensation Committee. However, our Board and Compensation Committee value the opinions of our stockholders and intend to take into account the outcome of the vote when considering the frequency of holding future advisory votes on the compensation of our named executive officers.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR TO HAVE FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION EVERY YEAR.	✓

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INFORMATION ABOUT OUR EXECUTIVE OFFICERS

The following table sets forth the name, age, and position of each of our executive officers as of the date of this Proxy Statement:

Name	Position	Age
Oren Gilad, Ph.D.	President and Chief Executive Officer	56
John P. Hamill	Senior Vice President, Chief Financial Officer and Secretary	61

For biographical information for Oren Gilad, Ph.D., see “Board of Directors – Director Nominees.”

John P. Hamill has served as our Senior Vice President, Chief Financial Officer and Secretary since January 2023. From June 2020 to January 2023, Mr. Hamill served as Senior Vice President and Chief Financial Officer of Windtree Therapeutics, Inc., a biopharmaceutical company focused on the development of novel therapeutics intended to address significant unmet medical needs in important acute care markets. Mr. Hamill maintained a consulting practice offering financial and chief financial officer services from September 2019 to June 2020. From August 2018 to August 2019, he served as the Vice President of Finance and Chief Financial Officer of Trevena, Inc., a biopharmaceutical company focused on the development and commercialization of novel medicines for patients with central nervous system disorders. From June 2017 through July 2018, Mr. Hamill maintained a consulting practice offering chief financial officer services such as, amongst other things, raising capital and budgeting. From January 2014 through March 2016, Mr. Hamill was Chief Financial Officer and from April 2016 through May 2017 Chief Executive Officer and Chief Financial Officer for NephroGenex, Inc. Mr. Hamill earned his B.S. with a dual major in Accounting/Business and Computer Science from DeSales University. Mr. Hamill is a Certified Public Accountant and is a member of the Pennsylvania Institute of Certified Public Accountants and the American Institute of Certified Public Accountants.

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EXECUTIVE COMPENSATION

As a “smaller reporting company,” we have opted to comply with the reduced executive compensation disclosure rules applicable to “smaller reporting companies,” as such term is defined in the rules promulgated under the Securities Act. This section provides an overview of the compensation awarded to, earned by, or paid to each individual who served as our principal executive officer during 2024, up to two of our most highly compensated executive officers other than our principal executive officer in respect of their service to our Company for 2024, and up to two additional individuals for whom disclosure would have been provided but for the fact that the individual was not serving as one of our executive officers at the end of 2024. We refer to these individuals as our named executive officers. Our named executive officers for 2024 are:

●	Oren Gilad, Ph.D., our current President and Chief Executive Officer;
●	John P. Hamill, our current Senior Vice President, Chief Financial Officer and Secretary; and
●	Nadeem Mirza, M.D. M.P.H., our former Chief Medical Officer who served in such role from May 1, 2024 through October 9, 2024. On October 9, 2024, Dr. Mirza stepped down from his position as an officer and executive of the Company and continued employment through a transition period ending on December 13, 2024.

Overview

Our executive compensation program is designed to attract, retain and reward key employees who contribute to our long-term success, incentivize them to achieve key performance goals, and align executive compensation with our business objectives and the interests of our stockholders. The Compensation Committee is generally responsible for determining the compensation of our executive officers. For 2024, the material elements of our executive compensation program were base salary and equity-based compensation in the form of stock options and restricted stock units (“RSUs”).

Compensation-Setting Process

In setting compensation for 2024, our Compensation Committee reviewed and considered the 2023 reports provided by Pay Governance and worked closely with members of our management, including our CEO. In 2023, Pay Governance advised the Compensation Committee on the principal aspects of our executive compensation program and evolving industry practices and providing market information and analysis regarding the competitiveness of our program design and our award values in relation to performance. During fiscal year 2024, our Compensation Committee did not engage an independent compensation consultant to conduct an executive compensation study.

Prior to providing the Company any services in 2023, the Compensation Committee reviewed and assessed the independence of Pay Governance and determined that the work performed by Pay Governance for the Compensation Committee did not raise any conflicts of interest. Therefore, Pay Governance was independent pursuant to the independence standards under Nasdaq and SEC rules and the Compensation Committee.

Our CEO annually reviews the performance of each of the other executive officers, including the other named executive officers. Our CEO then recommends annual merit salary adjustments and any changes in annual or long-term incentive opportunities for other executives to our Compensation Committee.

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SUMMARY COMPENSATION TABLE

The below table sets forth information concerning the compensation of our named executive officers during the fiscal years ended December 31, 2024 and December 31, 2023. In accordance with the rules promulgated by the SEC, certain columns relating to information that is not applicable have been omitted from this table.

						Non-Equity
						Incentive
Name and				Stock	Option	Plan	All Other
Principal		Salary	Bonus	Awards	Awards	Compensation	Compensation
Position	Year	($)	($)	($) (1)	($) (1)	($) (2)	($) (3)	Total ($)
Oren Gilad, Ph.D.	2024	572,000	—	44,990	139,611	—	3,490	760,091
President and Chief Executive Officer	2023	550,000	—	20,320	60,160	246,950	—	877,430
John P. Hamill(4)	2024	437,100	—	22,512	69,857	—	7,180	536,649
Chief Financial Officer	2023	387,917	—	133,851	197,275	189,340	—	908,383
Nadeem Q. Mirza, M.D., M.P.H.(5)	2024	281,438	—	35,333	105,257	—	25,710	447,738	(6)
Former Chief Medical Officer
(1)	Represents the aggregate grant date fair value of RSU and option awards, as applicable, determined in accordance with the Financial Accounting Standards Board Accounting Standards, Codification Topic 718, Compensation - Stock Compensation, or ASC 718. The grant date fair value for the RSU awards was calculated based on the closing stock price on the date of grant. The assumptions used in calculating the grant date fair value of the option awards are included in the Note entitled “Stock Option Plans” to the Annual Financial Statements included in our Annual Report on Form 10 K for the year ended December 31, 2024.
(2)	The amounts in this column represent annual performance cash bonuses earned in the applicable year.
(3)	The amounts in this column include (i) employer-paid group term life insurance benefits and contributions to employee’s health savings accounts; and (ii) severance payments in the amount of $18,750 made to Dr. Mirza in 2024.
(4)	Effective January 30, 2023, John P. Hamill began employment with the Company as our Senior Vice President, Chief Financial Officer and Secretary.
(5)	Dr. Mirza served as our Chief Medical Officer from May 1, 2024 through October 9, 2024, and ceased serving as our Chief Medical Officer on October 9, 2024, but remained employed with us through December 13, 2024, to ensure a smooth transition of his duties and responsibilities. Prior to May 1, 2024, Dr. Mirza provide consulting services to us, indirectly, through NM BioConsulting, LLC.
(6)	Does not include compensation paid to Dr. Mirza in 2023 and 2024 while he was providing consulting services to us, indirectly, through NM BioConsulting, LLC, prior to becoming our Chief Medical Officer as of May 1, 2024.

Narrative to Summary Compensation Table

Base Salary

Base salaries are intended to provide a level of compensation sufficient to attract and retain an effective management team, when considered in combination with the other components of our executive compensation program. The relative levels of base salary for our named executive officers are designed to reflect each executive officer’s scope of responsibility and accountability with us. The base salary amounts for our named executive officers during 2024 were as follows:

Dr. Gilad	$572,000
Mr. Hamill	$436,800
Dr. Mirza	$450,000

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Dr. Gilad and Mr. Hamill each received base salary increases of 4.0%, reflecting market-based increases. Dr. Mirza did not receive a base salary increase in 2024 as his initial salary was determined when he became an executive and an officer as of May 1, 2024 and he ceased employment with us on December 13, 2024. Please see the “Salary” column of the 2024 Summary Compensation Table above for actual amounts paid in 2024.

Non-Equity Incentive Plan Compensation

Each of our named executive officers are eligible to receive an annual performance cash bonus based on the achievement of pre-established corporate and individual objectives as determined by our Board and our Compensation Committee, in consultation with the Pay Governance for prior fiscal years and upon review of the recommendations of our CEO for our other named executive officers. For 2024, the corporate performance goals related to completion of certain regulatory and clinical development goals with regard to ongoing clinical programs, completion of certain preclinical activities, certain research goals related to non-clinical development programs, and completion of certain corporate business and investor relations goals. At the beginning of the performance year, each officer is assigned a target bonus expressed as a percentage of his base salary. Actual bonus payments may be higher or lower than the target bonus amount, as determined by our Board or Compensation Committee, based on the achievement of the pre-established corporate and individual objectives. The target bonus potential, as a percentage of base salary, in 2024 for Dr. Gilad, Mr. Hamill and Dr. Mirza were 50%, 40%, and 40% respectively.

In determining the amount of the annual cash bonuses, our Compensation Committee determines the level of achievement of the corporate goals and individual goals for each year. In determining the level of achievement for our named executive officers other than the CEO, our Compensation Committee also reviews and considers the recommendations of our CEO.

On January 7, 2025, the Compensation Committee determined the level of achievement of goals and approved final bonus amounts payable to the named executive officers. On March 13, 2025 our Board determined no bonus amounts would be paid to the name executive officers with respect to fiscal 2024 in order to maximize our cash runway. Given Dr. Mirza’s termination of employment, he did not receive a 2024 performance bonus.

Equity Compensation

We have historically awarded equity compensation to our named executive officers based on their performance in the form of time-vesting stock options. Generally, grants of equity awards are made on the basis of level of responsibility, continued service to the Company and performance. The equity awards are subject to time-based vesting, contingent upon the named executive officer’s continued employment with the Company, with vesting subject to acceleration in limited circumstances as further explained below. The Compensation Committee determines equity awards after considering Company and individual performance. For 2024 awards, the Compensation Committee also considered information and recommendations provided by Pay Governance for prior fiscal years. With respect to our named executive officers other than our CEO, the Compensation Committee also considers the recommendations of our CEO when determining grant levels. During 2024, Dr. Gilad and Mr. Hamill received incentive equity grants in the form of RSUs and stock options under our 2019 Stock Incentive Plan. During 2024, Dr. Mirza received incentive equity awards in the form of RSUs and stock options that were granted outside of our 2019 Equity Incentive Plan as a material inducement to Dr. Mirza accepting our offer of employment in accordance with Nasdaq Listing Rule 5635(c)(4).

Our stock option awards have a maximum term of 10 years and typically vest over a four-year period subject to the continued service of the employee through the applicable vesting date, with 25% of the stock options vesting on the first anniversary of the grant date and the remaining 75% of the stock options vesting ratably over the remaining 36 months. The Compensation Committee believes these vesting arrangements encouraged our named executive officers to continue service with us for a longer period of time and remain focused on our multi-year long-term drug development and commercialization programs.

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The Compensation Committee, also awards RSUs to our named executive officers. Generally, RSUs granted to the named executive officers and certain other executives vest on the first, second, and third anniversaries of the date of grant. There were no repricings or cancellations of any of our named executive officers’ outstanding equity awards during 2023. Dr. Mirza ceased employment with us on December 13, 2024, and as a result 6,730 RSU awards and 28,168 stock options were canceled. In addition, we did not engage in modifications to any of our named executive officers’ outstanding equity awards during 2023 or 2024.

Employee Benefits

Other than our 401(k) plan described below, the named executive officers are eligible to participate in employee benefits and insurance programs generally made available to full-time employees of the Company. We currently provide broad-based health and welfare benefits including health, life, disability, vision, and dental insurance.

We do not provide any perquisites to our named executive officers. Because no perquisite was paid to any named executive officer, perquisites are not quantified in the “Summary Compensation Table” and “All Other Compensation” column above.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table summarizes the number of shares of common stock underlying outstanding option awards and the number of shares of common stock underlying outstanding RSU awards for each named executive officer as of December 31, 2024. As of December 31, 2024, none of our named executive officers held any other outstanding equity awards with respect to the Company.

		Option Awards					Stock Awards
							Number of		Market Value
		Number of	Number of				Shares or		of Shares or
		Securities	Securities				Units of		Units of
		Underlying	Underlying	Option			Stock That		Stock That
		Unexercised	Unexercised	Exercise		Option	Have Not		Have Not
	Grant	Options (#)	Options (#)	Price		Expiration	Vested		Vested
Name	Date	Exercisable (1)	Unexercisable (1)	($)		Date	(#)		($) (2)
Oren Gilad, Ph.D.	5/30/2018	2,557	—	8.80		5/29/2028
	7/28/2022	4,492	2,943	21.80	(3)	7/27/2032	1,689	(4)	5,556.81
	3/9/2023	7,000	9,000	5.08	(3)	3/8/2033	2,667	(4)	8,774.43
	3/28/2024	—	26,900	6.69	(3)	3/27/2034	6,725	(4)	22,125.25
John P. Hamill	1/30/2023	12,931	14,056	9.92	(3)	1/29/2033	8,996	(4)	29,596.84
	3/28/2024	—	13,460	6.69	(3)	3/27/2034	3,365	(4)	11,070.85
Nadeem Q. Mirza, M.D., M.P.H.	2/15/2023	984	—	7.80	(3)	3/13/2025	—		—
(1)	Twenty-five percent of these options vested or are scheduled to vest on the one-year anniversary of the grant date, with the remaining options scheduled to vest in equal monthly installments over the remaining 36 months, subject to the named executive officer’s continued service through the applicable vesting date.
(2)	The amounts in this column are determined by multiplying (i) the number of RSUs shown in the previous column by (ii) $3.29 (the closing price of the Company’s common stock on December 31, 2024).
(3)	These options are subject to accelerated vesting in the event the executive’s employment is terminated by us without “cause” or by the executive due to “good reason” within 12 months following a change in control.
(4)	These RSUs are scheduled to vest in one-third annual increments on each anniversary of the grant date, subject to the named executive officer’s continued service through the applicable vesting date. These RSUs were subject to accelerated vesting in full upon death, disability or a change in control of the Company and additional pro-rata vesting for a termination without cause prior to the one-year anniversary of the grant date with respect to the portion of the RSU that was scheduled to vest on the one-year anniversary of the grant date.

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Potential Payments Upon Termination or Change in Control

As of December 31, 2024, we were party to employment agreements with Dr. Gilad and Mr. Hamill. These agreements set forth the initial terms and conditions of each executive’s employment with us, including base salary, target annual bonus opportunity and standard employee benefit plan participation. During 2024 we entered into an employment agreement with Dr. Mirza, which was no longer in effect as of December 31, 2024 (except for certain post-termination restrictive covenants applicable to Dr. Mirza). The Compensation Committee determined the terms of the employment agreements after considering the input of the Compensation Committee’s independent consultant and the Company’s historical practices. Except as noted below, these employment agreements provided for “at will” employment. The terms “cause,” “good reason” and “change in control” referred to below are defined in each named executive officer’s employment agreement. The following summary describes the employment agreements with Dr. Gilad and Mr. Hamill as in effect as of December 31, 2024 and the employment agreement with Dr. Mirza. The employment agreements also provide for a Section 280G “better-of provision” such that payments or benefits that each or our named executive officers receives in connection with a change in control will be reduced to the extent necessary to avoid the imposition of any excise tax under Sections 280G and 4999 of the Code if such reduction would result in greater after-tax payment amount for such named executive officer.

Oren Gilad, Ph.D.

We entered into an employment agreement with Dr. Gilad which became effective in May 2022. Dr. Gilad’s employment agreement provides for “at will” employment, an initial base salary of $500,000 per year, an annual target bonus opportunity equal to 50% of his base salary, and participation in Aprea’s long-term equity incentive program. Under the terms of Dr. Gilad’s employment agreement, in the event that he is terminated by us without “cause” or he terminates his employment for “good reason,” he will be entitled to receive, upon execution and effectiveness of a release of claims, (i) continued payment of his then-current base salary for a period of 12 months following termination, (ii) an annual bonus for the year of termination equal to his target annual bonus opportunity and prorated based on the number of days in the calendar year that have elapsed prior to the date of termination, and (iii) a direct payment by us of the medical, vision and dental coverage premiums due to maintain any COBRA coverage for which he and his dependents are eligible and for which he has appropriately elected through the earlier of (x) 12 months following termination and (y) the date he becomes employed by another entity or individual. Upon a termination without “cause” or due to “good reason,” during the 12-month period following a “change of control,” Dr. Gilad is entitled to 18 months of continued base salary and reimbursement for COBRA coverage premiums rather than 12 months.

If we terminate Dr. Gilad with cause, he resigns without good reason or he terminates due to death or disability, then he will not be entitled to receive severance benefits.

Under the employment agreement, Dr. Gilad is prohibited from disclosing our confidential information and is subject to non-competition and non-solicitation restrictive covenants for 12 months post-termination.

The Compensation Committee reviewed our executives’ annual base salary and increased Dr. Gilad’s annual base salary to $572.000, effective as of January 1, 2024.

John P. Hamill

We entered into an employment agreement with Mr. Hamill which became effective on January 30, 2023 and was subsequently amended on March 25, 2025. Mr. Hamill’s employment agreement provides for “at will” employment, an initial base salary of $420,000 per year, an annual target bonus opportunity equal to 40% of his base salary, and participation in Aprea’s long-term equity incentive program. Under the terms of Mr. Hamill’s employment agreement, in the event that he is terminated by us without “cause” or he terminates his employment for “good reason,” he will be entitled to receive, upon execution and effectiveness of a release of claims, (i) continued payment of his then-current base salary for a period of 12 months following termination, (ii) an annual bonus for the year of termination equal to his target annual bonus opportunity and prorated based on the number of days in the calendar year that have elapsed prior to the date of termination, and (iii) a direct payment by us of the medical, vision and dental coverage premiums due to maintain any COBRA coverage for which he and his dependents are eligible and for which he has appropriately elected

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through the earlier of (x) 12 months following termination and (y) the date he becomes employed by another entity or individual. Upon a termination without “cause” or due to “good reason,” during the 12-month period following a “change of control,” Mr. Hamill is entitled to 18 months of continued base salary and reimbursement for COBRA coverage premiums rather than 12 months and all unvested equity grants shall immediately accelerate and become fully vested.

If we terminate Mr. Hamill with cause, he resigns without good reason or he terminates due to death or disability, then he will not be entitled to receive severance benefits.

Under the employment agreement, Mr. Hamill is prohibited from disclosing our confidential information and is subject to non-competition and non-solicitation restrictive covenants for 12 months post-termination.

The Compensation Committee reviewed our executives’ annual base salary and increased Mr. Hamill’s annual base salary to $436,800, effective as of January 1, 2024

Nadeem Mirza, M.D., M.P.H.

We entered into an employment agreement with Dr. Mirza which became effective on May 1, 2024. Dr. Mirza’s employment agreement provided for “at will” employment, a base salary of $450,000 per year, an annual target bonus opportunity equal to 40% of his base salary, and participation in Aprea’s long-term equity incentive program. Dr. Mirza’s employment agreement did not entitle him to severance benefits in the event he terminates his employment for “good reason.”

Under the employment agreement, Dr. Mirza is prohibited from disclosing our confidential information and is subject to non-competition and non-solicitation restrictive covenants for 12 months post-termination.

Dr. Mirza was no longer employed with the us as of December 13, 2024 and in exchange for a general release of claims in favor of us, Dr. Mirza received: (i) 7 months of his annual base salary over the seven-month period following December 13, 2024, and (ii) a monthly payment equal to the monthly employer contribution that we would have made to provide health insurance to Dr. Mirza if Dr. Mirza had remained employed with us until the earliest of (A) the seven (7) month anniversary of December 13, 2024; (B) the date that Dr. Mirza becomes eligible for group medical plan benefits under any other employer’s group medical plan; or (C) the cessation of Dr. Mirza’s health continuation rights under COBRA.

PRACTICES RELATED TO THE GRANT OF EQUITY AWARDS

Annual grants of equity awards to NEOs and other employees are generally decided during the Compensation Committee and Board meetings held in the first quarter, with the grants becoming effective within 2 days of filing the Company’s Form 10-K. Annual grants of equity awards to directors are generally decided during the Compensation Committee meetings held on the date of our annual shareholder meeting, with the grants becoming effective on the date of the meeting when they are approved. Special grants approved by the Compensation Committee are effective either on a specified future date (such as a hire date or promotion date), or on the approval date.

Occasionally, special circumstances may lead the Compensation Committee to issue annual equity awards outside the usual March timeline. In these cases, neither the Board nor the Compensation Committee take into account material non-public information when determining the timing or terms of stock option awards, nor do we time disclosure of material non-public information for the purpose of affecting the value of executive compensation.

During 2024, we did not grant stock options (or similar awards) to any NEO during any period beginning four business days before and ending one business day after the filing of any company periodic report on Form 10-Q or Form 10-K, or the filing or furnishing of any company Form 8-K that disclosed any material non-public information

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RETIREMENT PLAN

We maintain a 401(k) retirement savings plan for the benefit of our employees, including our named executive officers, who satisfy certain eligibility requirements. Under the 401(k) plan, eligible employees may elect to defer a portion of their compensation, within the limits prescribed by the Code, on a pre-tax or after-tax (Roth) basis, through contributions to the 401(k) Plan. The 401(k) plan is intended to qualify under Sections 401(a) and 501(a) of the Code. As a tax-qualified retirement plan, pre-tax contributions to the 401(k) plan and earnings on those pre-tax contributions are not taxable to the employees until distributed from the 401(k) plan, and earnings on Roth contributions are not taxable when distributed from the 401(k) plan. The 401(k) plan authorizes employer discretionary match contributions. No employer match contributions were made during 2024. Other than the 401(k) plan, we do not provide any qualified or non-qualified retirement or deferred compensation benefits to our employees, including our named executive officers.

PAY VERSUS PERFORMANCE

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between compensation actually paid to our Named Executive Officers (NEOs) and certain financial performance metrics of the Company using a methodology that has been prescribed by the SEC.

Fiscal Year	Summary Compensation Table Total for PEO (1) $	Compensation Actually Paid to PEO $	Average Summary Compensation Table Total for non-PEO NEOs (1) $	Average Compensation Actually Paid to non- PEO NEOs (2) $	Value of Initial Fixed $100 Investment Based On Total Shareholder Return $	Net Loss ($ thousands)
2024	760,091	643,106	492,193	378,219	$49.70	(12,959)
2023	877,430	847,567	654,192	547,739	$71.00	(14,287)
(1)	Dr. Gilad served as our principal executive officer (“PEO”) for 2023 and 2024. Our non-PEO named executive officers (“NEO”) included Mr. Hamill and Dr. Mirza for 2024 and Mr. Hamill and Scott Coiante for 2023. Mr. Coiante ceased serving as our Senior Vice President, Chief Financial Officer and Secretary on January 30, 2023, but remained employed with us through March 31, 2023, to ensure a smooth transition of his duties and responsibilities.
(2)	The following amounts were deducted from / added to Summary Compensation Table (“SCT”) total compensation in accordance with the SEC-mandated adjustments to calculate Compensation Actually Paid (“CAP”) to our PEO and average CAP to our non-PEO NEOs. The fair value of equity awards was determined using methodologies and assumptions developed in a manner substantively consistent with those used to determine the grant date fair value of such awards.

PEO SCT Total to CAP Reconciliation

Fiscal Year	2023	2024
SCT Total	$877,430	$760,091
- Grant Date Fair Value of Equity Awards Granted in Fiscal Year	$(80,480)	$(184,601)
+ Fair Value at Fiscal Year-End of Outstanding Unvested Equity Awards Granted in Fiscal Year	$76,400	$83,726
± Change in Fair Value of Outstanding Unvested Equity Awards Granted in Prior Fiscal Years	$(13,062)	$(23,273)
+ Fair Value at Vesting of Equity Awards Granted in Fiscal Year That Vested During Fiscal Year	$—	$—
± Change in Fair Value as of Vesting Date of Equity Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$(12,721)	$7,163
- Fair Value as of Prior Fiscal Year-End of Equity Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	$—	$—
+ Dividends or Other Earnings Paid on Equity Awards in the Fiscal Year Prior to the Vesting Date that are not otherwise included in the Total Compensation for the Fiscal Year	$—	$—
Compensation Actually Paid	$847,567	$643,106

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Non-PEO NEO Average SCT Total to Average CAP Reconciliation

Fiscal Year	2023	2024
Average SCT Total	$654,192	$492,193
- Grant Date Fair Value of Equity Awards Granted in Fiscal Year	$(165,563)	$(116,479)
+ Fair Value at Fiscal Year-End of Outstanding Unvested Equity Awards Granted in Fiscal Year	$79,341	$20,947
± Change in Fair Value of Outstanding Unvested Equity Awards Granted in Prior Fiscal Years	$—	$(16,884)
+ Fair Value at Vesting of Equity Awards Granted in Fiscal Year That Vested During Fiscal Year	$—	$—
± Change in Fair Value as of Vesting Date of Equity Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$—	$866
- Fair Value as of Prior Fiscal Year-End of Equity Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	$(20,231)	$(2,424)
+ Dividends or Other Earnings Paid on Equity Awards in the Fiscal Year Prior to the Vesting Date that are not otherwise included in the Total Compensation for the Fiscal Year	$—	$—
Average Compensation Actually Paid	$547,739	$378,219

Charts of Cap Versus Performance Metrics

The chart below illustrates the relationship between the PEO and average Non-PEO CAP amounts and the Company’s TSR during the period 2023-2024.

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The chart below illustrates the relationship between the PEO and Non-PEO CAP amounts and the Company’s Net Income during the period 2023-2024.

EQUITY COMPENSATION PLAN INFORMATION

The following sets forth information regarding our equity plans as of December 31, 2024:

	Number of		Weighted Average	Number of Securities
	Securities to be Issued Upon		Exercise Price of	Remaining Available
	Exercise of Outstanding		Outstanding Options,	for Future Issuance
	Options,		Warrants and	Under Equity
Plan Category	Warrants and Rights		Rights	Compensation Plans
Equity Compensation Plans Approved by Security Holders	745,332	(1)	$59.64	75,589
Equity Compensation Plans Not Approved by Security Holders	—		—	—
Total	745,332		$59.64	75,589
(1)	Includes shares issuable pursuant to outstanding stock options (551,887) and outstanding RSUs (29,712) under our 2019 Stock Incentive Plan, as well as, 163,733 shares issuable pursuant to outstanding stock options under the Atrin Pharmaceuticals LLC 2016 Amended and Restated Equity Compensation Plan which we assumed in connection with that certain Agreement and Plan of Merger, dated as of May 16, 2022 by and among us, ATR Merger Sub I Inc., ATR Merger Sub II LLC, and Atrin Pharmaceuticals, Inc.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Other than the employment agreements with our named executive officers and other payments made to our named executive officers, all as described above under the section entitled ‘‘Executive Compensation,’’ compensation paid to directors as described above in the section titled ‘‘Director Compensation,’’ there were no transactions since January 1, 2024 or any currently proposed transactions, to which we have been a participant, in which:

●	the amounts exceeded or will exceed the lesser of $120,000 and 1% of the average of Aprea’s total assets at year-end for the fiscal years ended December 31, 2024, and 2023; and
●	any of the directors, executive officers or holders of more than 5% of the respective capital stock, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest.

Our Audit Committee is charged with the responsibility of reviewing and approving all related person transactions (as defined in SEC regulations), and periodically reassessing any related person transaction entered into by us to ensure continued appropriateness. This responsibility is set forth in our Audit Committee charter. A related party transaction will only be approved if the members of the Audit Committee determine that the transaction is in our best interests. If a director is involved in the transaction, he or she will recuse himself or herself from all decisions regarding the transaction. In addition, the Audit Committee will review these transactions under our Code of Conduct, which governs conflicts of interests, among other matters, and is applicable to our employees, officers and directors.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of common stock as of April 10, 2025, the Record Date, by (a) each person known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, (b) each named executive officer identified in the Summary Compensation Table above, (c) each director and nominee for director, and (d) all executive officers and directors as a group.

The percentage of common stock outstanding is based on 5,525,172 shares of our common stock outstanding as of the Record Date. For purposes of the table below, and in accordance with the rules of the SEC, we deem shares of common stock subject to options that are currently exercisable or exercisable within sixty days of the Record Date to be outstanding and to be beneficially owned by the person holding the options for the purpose of computing the percentage ownership of that person, but we do not treat them as outstanding for the purpose of computing the percentage ownership of any other person. Except as otherwise noted, each of the persons or entities in this table has sole voting and investing power with respect to all of the shares of common stock beneficially owned by them, subject to community property laws, where applicable.

	Shares Beneficially Owned
Name of Beneficial Owner	Number of Shares	Percentage
5% or Greater Stockholders
Sphera(1)	583,000	9.99%
Entities Associated with AIGH Capital Management, LLC(2)	553,300	9.99%
Entities Associated with Nantahala Capital Management, LLC(3)	411,520	7.18%
Sio Capital Management, LLC(4)	276,603	5.01%
Entities Associated with Stonepine Capital Management, LLC(5)	286,395	5.06%
Oren Gilad, Ph.D.(6)	359,857	6.48%

Named Executive Officers and Directors
Oren Gilad, Ph.D.(6)	359,857	6.48%
John P. Hamill (7)	33,304	*
Nadeem Q. Mirza, M.D., M.P.H. (8)	984	*
Marc Duey (9)	239,243	4.33%
Michael Grissinger (10)	7,908	*
Gabriela Gruia, M.D.(11)	12,500	*
John B. Henneman III (12)	20,814	*
Rifat Pamukcu, M.D. (13)	34,590	*
Richard Peters, M.D., Ph.D. (14)	5,994	*
Bernd R. Seizinger, M.D., Ph.D. (15)	55,440	1.00%

All executive officers and directors as a group (10 persons)(16)	770,634	13.63%
*	Less than 1%

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(1)	Sphera Biotech Master Fund LP beneficially owns 583,000 shares of common stock, which excludes 788,740 shares of common stock issuable upon exercise of warrants not yet exercisable due to beneficial ownership limitations. Sphera Biotech GP LP (the “General Partner”) is the general partner of Sphera Biotech Master Fund LP. Sphera Global Healthcare Management LP is the general partner of the General Partner and acts as the Investment Manager for Sphera Biotech Master Fund and holds voting and investment power over the shares held by Sphera Biotech Master Fund. Accordingly, Sphera Global Healthcare Management LP may be deemed to have beneficial ownership of the shares held by Sphera Biotech Master Fund LP. Sphera Global Healthcare Management LP disclaims beneficial ownership of such shares, except to the extent of its pecuniary interest therein. Sphera Global Healthcare Management LP acts as the Investment Manager for Sphera Global Healthcare Master Fund and holds voting and investment power over the shares held by Sphera Global Healthcare Master Fund. Accordingly, Sphera Global Healthcare Management LP may be deemed to have beneficial ownership of the shares held by Sphera Global Healthcare Master Fund LP. Sphera Global Healthcare Management LP disclaims beneficial ownership of such shares, except to the extent of its pecuniary interest therein. The principal business address of Sphera Biotech Master Fund LP and Sphera Global Healthcare Master Fund LP is 4 Yitzhak Sadeh, Entrance A, 29th Floor, Tel Aviv 6777520, Israel.
(2)	Based on information disclosed in a Schedule 13G/A filed with the SEC on February 10, 2025, by Orin Hirschman, individually and as managing member of AIGH Capital Management LLC and president of AIGH Investment Partners LLC (collectively, the AIGH Reporting Persons). The AIGH Reporting Persons reported that AIGH Capital Management LLC beneficially owns and has sole dispositive power with respect to 539,300 shares of our common stock, which amount excludes 372,412 shares of our common stock issuable upon exercise of warrants not yet exercisable due to beneficial ownership limitations on exercise, and Orin Hirschman beneficially owns and has sole dispositive power with respect to 539,300 shares of our common stock, excluding 372,412 shares of our common stock issuable upon exercise of warrants not yet exercisable due to beneficial ownership limitations. Based on the number of shares of our common stock outstanding as of the Record Date, we have determined that the AIGH Reporting Persons beneficially own 553,300 shares of common stock, which excludes 358,412 shares of common stock issuable upon exercise of warrants not yet exercisable due to beneficial ownership limitations. The principal business address of the AIGH Reporting Persons is 6006 Berkeley Avenue, Baltimore, MD 21209.
(3)	Based solely on information disclosed in a Schedule 13G/A filed with the SEC on November 11, 2024, by Nantahala Capital Management, LLC (Nantahala Capital), Wilmot B. Harkey, and Daniel Mack (collectively, the Nantahala Reporting Persons). The Nantahala Reporting Persons reported that Nantahala Capital beneficially owns and has shared dispositive power with respect to 411,520 shares of our common stock, Mr. Harkey beneficially owns and has shared dispositive power with respect to 411,520 shares of our common stock and Mr. Mack beneficially owns and has shared dispositive power with respect to 411,520 shares of our common stock. These amounts include, 205,760 shares of our common stock subject to warrants which may be acquired by the Nantahala Reporting Persons within 60 days of the Record Date. The principal business address of the Nantahala Reporting Persons is 130 Main St. 2nd Floor, New Canaan, CT 06840.
(4)	Based solely on information disclosed in a Schedule 13G/A filed with the SEC on April 8, 2025, Sio Capital Management, LLC reported that it beneficially owned 276,603 shares of our common stock with shared voting power and shared dispositive power. The principal business address of Sio Capital Management, LLC is 600 Third Avenue, 2nd Floor, New York, New York 10016.

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(5)	Based solely on information disclosed in a Schedule 13G/A filed with the SEC on February 13, 2025, by Stonepine Capital Management, LLC, Stonepine Capital, L.P., Stonepine GP, LLC, and John M. Pexico, the control person for each of Stonepine Capital Management, LLC and Stonepine GP, LLC (collectively, the Stonepine Reporting Persons). The Stonepine Reporting Persons reported that Stonepine Capital Management, LLC beneficially owns and has shared dispositive power with respect to 286,395 shares of our common stock, Stonepine Capital, L.P. owns and has shared dispositive power with respect to 286,395 shares of our common stock, Stonepine GP, LLC owns and has shared dispositive power with respect to 286,395 shares of our common stock, and Mr. Plexico owns and has shared dispositive power with respect to 286,395 shares of our common stock. These amounts include 137,174 shares of our common stock subject to warrants which may be acquired by the Stonepine Reporting Persons within 60 days of the Record Date. The principal business address of the Stonepine Reporting Persons is 919 NW Bond Street, Suite 204, Bend, OR 97703.
(6)	Consists of (i) 331,389 shares of common stock, held by Dr. Gilad, (ii) 1,800 shares common stock held by Dr. Gilad’s adult children, (iii) 24,668 shares of common stock issuable upon the exercise of stock options exercisable within 60 days of the Record Date, (iv) Tranche A common stock purchase warrants to purchase 1,000 shares of common stock, and (v) Tranche B common stock purchase warrants to purchase 1,000 shares of common stock. Dr. Gilad disclaims beneficial ownership of the shares held by his adult children.
(7)	Consists of (i) 12,626 shares of common stock, held by Mr. Hamill, (ii) 19,667 shares of common stock issuable upon the exercise of stock options exercisable within 60 days of the Record Date, (iii) Tranche A common stock purchase warrants to purchase 505 shares of common stock, and (iv) Tranche B common stock purchase warrants to purchase 505 shares of common stock.
(8)	Consists of 984 shares of common stock issuable upon the exercise of stock options exercisable within 60 days of the Record Date.
(9)	Consists of (i) 232,306 shares of common stock held by Mr. Duey, (ii) 602 shares of common stock held by Mr. Duey’s wife, (iii) 300 shares common stock held by Mr. Duey’s adult child, and (iv) 6,035 shares of common stock issuable upon the exercise of stock options exercisable within 60 days of the Record Date.
(10)	Consists of (i) 799 shares of common stock held by Mr. Grissinger, and (ii) 7,109 shares of common stock issuable upon the exercise of stock options exercisable within 60 days of the Record Date.
(11)	Consists of 12,500 shares of common stock issuable upon the exercise of stock options exercisable within 60 days of the Record Date.
(12)	Consists of (i) 8,139 shares of common stock held by Mr. Henneman, (ii) 5,815 shares of common stock issuable upon the exercise of stock options exercisable within 60 days of the Record Date, (iii) Tranche A common stock purchase warrants to purchase 3,430 shares of common stock, and (iv) Tranche B common stock purchase warrants to purchase 3,430 shares of common stock.
(13)	Consists of (i) 3,356 shares of common stock held by Dr. Pamukcu, (ii) 14,108 shares of common stock held by ZNZ Holdings LLC, of which Dr. Pamukcu serves as Managing Partner, and (iii) 17,126 shares of common stock issuable upon the exercise of stock options exercisable within 60 days of the Record Date.
(14)	Consists of (i) 1,029 shares of common stock held by Dr. Peters, and (ii) 4,965 shares of common stock issuable upon the exercise of stock options exercisable within 60 days of the Record Date.
(15)	Consists of (i) 43,685 shares of common stock held by Dr. Seizinger, (ii) 4,895 shares of common stock issuable upon the exercise of stock options exercisable within 60 days of the Record Date, (iii) Tranche A common stock purchase warrants to purchase 3,430 shares of common stock, and (iv) Tranche B common stock purchase warrants to purchase 3,430 shares of common stock.
(16)	Consists of shares and stock options described in the applicable notes above.

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DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our officers (as defined under Section 16(a) of the Exchange Act), directors and persons who own greater than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Based on our records and other information, we believe that each of our executive officers, directors and certain beneficial owners of our common stock complied with all Section 16(a) filing requirements applicable to them during 2022 on a timely basis, except that Marc Duey, one of our directors, filed a Form 4 on October 25, 2024, which was 3 days late with respect to the reporting of Mr. Duey’s disposition of 6,462 shares of our common stock.

OTHER INFORMATION

OTHER MATTERS

The Annual Meeting is called for the purposes set forth in the Notice. Our Board of Directors does not know of any other matters to be considered by the stockholders at the Annual Meeting other than the matters described in the Notice. However, the proxy card confers discretionary authority on the persons named in the proxy card with respect to matters that may properly come before the Annual Meeting and that are not known to our Board of Directors at the date this proxy statement was printed. It is the intention of the persons named in the proxy card to vote in accordance with their best judgment on any such matter.

REQUIREMENTS FOR SUBMISSION OF STOCKHOLDER PROPOSALS OR NOMINATIONS FOR NEXT YEAR’S ANNUAL MEETING

Stockholders intending to present a proposal or nominate a director for election at next year’s Annual Meeting of Stockholders without having the proposal or nomination included in our Proxy Statement must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that our Corporate Secretary receive the proposal or nomination no earlier than the close of business on the 120th day, and no later than the close of business on the 90th day, prior to the first anniversary of the preceding year’s Annual Meeting. Accordingly, for our 2026 Annual Meeting of Stockholders, our Corporate Secretary must receive the proposal or nomination no earlier than February 5, 2026, and no later than the close of business on March 7, 2026. The proposal or nomination must contain the information required by the Bylaws, a copy of which is available upon request to our Corporate Secretary. In addition to satisfying the requirements of our Bylaws, to comply with the universal proxy rules once effective, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 6, 2026.

AVAILABILITY OF MATERIALS

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, including the consolidated financial statements, has been filed with the SEC and provides additional information about us. It is available on our corporate website at www.aprea.com and you may request a paper copy (excluding exhibits) without charge upon written request to Chief Financial Officer, Aprea Therapeutics, Inc., 3805 Old Easton Road, Doylestown, PA 18902. In addition, our 2024 Annual Report on Form 10-K is available to registered holders of our common stock at www.proxyvote.com.

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Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V66377-P27837 ! ! ! For All Withhold All For All Except For Against Abstain ! ! ! ! ! ! To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. APREA THERAPEUTICS, INC. 1. ELECTION OF THREE CLASS III DIRECTORS The Board of Directors recommend a vote FOR all the nominees listed in Proposal 1 and FOR Proposals 2 and 3. The Board of Directors recommends you vote 1 Year on the following proposal: Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. 01) Jean-Pierre Bizzari, M.D. 02) Oren Gilad, Ph.D. 03) John B. Henneman III 2. To ratify the appointment of EisnerAmper LLP as our independent registered public accounting firm for fiscal year 2025. 3. To approve, by non-binding advisory vote, the compensation of our named executive officers. 4. To approve, by non-binding advisory vote, the frequency of future votes on the compensation of our named executive officers. ! ! ! ! 1 Year 2 Years 3 Years Abstain SCAN TO VIEW MATERIALS & VOTEw APREA THERAPEUTICS, INC. 3805 OLD EASTON ROAD DOYLESTOWN, PA 18902 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/APRE2025 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

V66378-P27837 Important notice regarding the internet availability of proxy materials for the Annual Meeting of Stockholders. The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/APRE The 2025 Annual Meeting of Stockholders of Aprea Therapeutics, Inc. will be held on Thursday, June 5, 2025, 9:00 A.M. Eastern Time, virtually via the internet at www.virtualshareholdermeeting.com/APRE2025 To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Proxy – APREA THERAPEUTICS, INC. 2025 Annual Meeting of Stockholders Proxy Solicited by Board of Directors for Annual Meeting – June 5, 2025 Oren Gilad, Ph.D. and John P. Hamill, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Aprea Therapeutics, Inc. to be held on June 5, 2025, or at any postponement or adjournment thereof. Shares represented by this proxy will be voted as directed by the stockholder. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. (Continued and to be signed on the reverse side)